                                                                  Exhibit 99.1

                       NONSTANDARDIZED ADOPTION AGREEMENT

                                      #003

                          PROTOTYPE PROFIT SHARING PLAN

                                  Sponsored by
                         DOWNEAST PENSION SERVICES, INC.

                               415 Congress Street
                           Portland, Maine 04104-3555

                                 (207) 773-4360

EMPLOYER INFORMATION:

         1.       Principal Employer:

         Name: MERRILL MERCHANTS BANK
         Address: 201 MAIN STREET, P.O. BOX 925, BANGOR, ME  04402-0925
         Contact Person: BARBARA GIOVINO         Telephone Number: (207)990-4070
         Employer's EIN: 01-0475151              Plan Number: 001
         Trade or Business: BANK

         Type of Entity:
         [ ] Sole Proprietorship
         [ ] Partnership
         [X] Corporation
         [ ] S Corporation

PLAN INFORMATION:

  1.       [ ] (a)  Newly Established Plan    Effective Date:_____________

                [ ]  (1) Principal Employer________________________________
                [ ]  (2)  Affiliate________________________________________
                [ ]  (3)  Affiliate________________________________________

           [X] (b)  Amendment/Restatement of Existing Plan

                [X] (1) Principal Employer: MERRILL MERCHANTS BANK Effective Date of Plan: JANUARY 1, 1993
                     Effective Date of Amendment/Restatement: JANUARY 1, 1997

                [ ]  (2)  Affiliate
                     Effective Date of Plan:_______________________________
                     Effective Date of Amendment/Restatement:______________

                [ ]  (3)  Affiliate
                     Effective Date of Plan:_______________________________
                     Effective Date of Amendment/Restatement:______________

           [X] (c)   Name of Plan: MERRILL MERCHANTS BANK 401(k) PLAN

  2.       Plan year shall mean the:

                [X] (a) calendar year; or
                [ ] (b) twelve (12) consecutive month period ending on
                        _____________ and each anniversary thereof.

  3.       Limitation year shall mean the:

                [X] (a) calendar year; or
                [ ] (b) twelve (12) consecutive month period ending on
                        _____________ and each anniversary thereof.

4.       Trustee(s) shall mean:

         (a) MERRILL MERCHANTS BANK
         (b) Identification Number: 01-0477479

5.       HOURS OF SERVICE:
Hours of Service shall be credited to Employees on the basis of one of the following methods:

[THE EMPLOYER SHALL ELECT ONE METHOD WHICH SHALL APPLY TO ALL EMPLOYEES.]

         [X] (a) On the basis of the actual hours, determined in accordance with Section 1.36 of the Plan, for which an Employee is paid or entitled to payment; or

         [ ] (b) On the basis of days of employment, in which event an Employee shall be credited with ten (10) Hours of Service for each day the Employee would be required to credited with at least one (1) Hour of Service under Section 1.36 of the Plan; or

         [ ] (c) On the basis of weeks of employment, in which event an Employee shall be credited with forty-five (45) hours of Service for each week the Employee would be required to be credited with at least one (1) Hour of Service under Section 1.36 of the Plan; or

         [ ] (d) On the basis of semimonthly payroll periods, in which event an Employee shall be credited with ninety-five (95) Hours of Service for each semimonthly payroll period for which the Employee would be required to be credited with at least one (1) Hour of Service under Section 1.36 of the Plan; or

         [ ] (e) On the basis of months of employment, in which event an Employee shall be credited with one hundred ninety (190) Hours of Service for each month the Employee would be required to credited with at least on (1) Hour of Service under Section 1.36 of the Plan.

6.       SERVICE WITH PREDECESSOR: N/A
         (This provision is mandatory if the Plan was maintained by a predecessor employer.)
Service with the following predecessor employer or employers shall be treated as service with the Employer:

          (a)  ________________________________________________________
          (b)  ________________________________________________________

7.       COMPENSATION:

          (a)      Compensation shall mean each Participant's:

          [X]  (i) INFORMATION REQUIRED TO BE REPORTED UNDER SECTIONS
                   6041 AND 6051 (WAGES, TIPS AND OTHER COMPENSATION OF FORM W-2. Wages within the meaning of Section 3401
                   (a) of the Code and all other payments of compensation to the Employee by the Employer ( in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code, determined without regard to any rules under

               Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

          [ ]  (ii)  SECTION 415 SAFE-HARBOR COMPENSATION.  Compensation as
                     defined in Section 415(c)(3) of the Code.

          NOTE: 7 (A)(iii), (iv), OR (v) MAY NOT BE ELECTED IF THE EMPLOYER ELECTS TO INTEGRATE THE PLAN BY ELECTING SECTION 13(b).

          [ ] (iii) INFORMATION REQUIRED TO BE REPORTED UNDER SECTIONS 6041 AND 6051 (WAGES, TIPS, AND OTHER COMPENSATION ON FORM W-2) EXCLUDING CERTAIN ITEMS. Wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under
               Section 6041(d), 6051(a)(3) and 6052 of the Code, determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed, excluding:

               [ ]  (1)  Bonuses.
               [ ]  (2)  Overtime pay.
               [ ]  (3)  Commissions.
               [ ]  (4)  Fringe benefits.
               [ ]  (5)  Reimbursements or other expense allowances.
               [ ]  (6)  Moving expenses.
               [ ]  (7)  Premiums for shift differential.
               [ ]  (8)  Call-in premiums.

               [ ] (iv) regular or base salary or wages (excluding
                   overtime pay, bonuses, and commissions).

               [ ] (v) regular or base salary or wages including [ ]
                   overtime pay, [ ] bonuses, and [ ] commissions.

               (b) Subject to the provisions of Section 8.5, Compensation shall include only that Compensation which is actually paid to a Participant during the following determination period:

                   [X] (1) the Plan Year
                   [ ] (2) the Employer's taxable year ending
                       with or within the Plan Year.
                   [ ] (3) the Limitation Year ending with or
                       within the Plan Year.
                   [ ] (4) the calendar year ending with or
                       within the Plan Year.

          (c)      Compensation shall:

          [ ]      (i)   include amounts paid prior to a Participant's Entry
                   Date.
          [X]      (ii)  exclude amounts paid prior to a Participant's Entry
                   Date.
          [X] (iii) include amounts deferred pursuant to a salary reduction agreement under Sections 125, 402(a)(8), 402(a)(8), 402(h) or 403 (b) of the Code.
          [ ] (iv) exclude amounts deferred pursuant to a salary reduction agreement under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

         8.       COVERAGE:

                  NOTE: IF THE EMPLOYER ADOPTS PAIRED PLAN #004 IN ADDITION TO THIS PLAN, THE EMPLOYER'S ELECTIONS UNDER THIS SECTION 8 MUST BE IDENTICAL UNDER BOTH PLANS.

         [X] (a) The Plan shall cover all Employees who meet the eligibility requirements of Section 9 of the Adoption Agreement.

         [ ] (b) The Plan shall cover all Employees who meet the eligibility requirements of Section 9 of the Adoption Agreement except the following class or classes of
                  Employees:
                  [ ] (i)   Salaried
                  [ ] (ii)  Hourly
                  [ ] (iii) Commission Employees
                  [ ] (iv)  Leased Employees
                  [ ] (v)   Members of a unit covered by a collective bargaining
                       agreement wherein a retirement plan was the subject of good faith bargaining.
                  [ ]  (vi)  ___________________________________________________
                       _________________________________________________________

         9.       ELIGIBILITY:

                  NOTE: IF THE EMPLOYER ADOPTS PAIRED PLAN #004 IN ADDITION TO THIS PLAN, THE EMPLOYER'S ELECTIONS UNDER THIS SECTION 9 MUST BE IDENTICAL UNDER BOTH PLANS.

                  (a)  Eligibility Computation Period.
                  [X] (i) "Eligibility Computation Period" shall mean the initial twelve (12) consecutive month period beginning with the date on which an Employee first performs an Hour of Service and thereafter each Plan Year commencing with the Plan Year which includes the first anniversary of his or her Employment Commencement Date. In measuring completion of a Year of Participation Service upon an Employee's return after a Break in Service, the term "Eligibility Computation Period" shall mean the twelve (12) consecutive month period beginning on the Employee's Reemployment Commencement Date and, where necessary, Plan Years beginning with the Plan Year which includes the first anniversary of the Employee's Reemployment Commencement Date.

                  [ ] (ii) "Eligibility Computation Period" shall mean the initial twelve (12) consecutive month period beginning with the date on which an Employee first performs an Hour of Service and thereafter the twelve
                       (12) consecutive month periods beginning with the first anniversary of the Employee's Employment Commencement Date.

         (b)  Eligibility Requirements.

                  [X] (i) Employees who meet the following eligibility requirements shall be eligible to participate in the
                       Plan:

                            [X] (1) ONE Year(s) of Participation Service (cannot exceed one (1) year unless Section 20(c) of the Adoption Agreement is elected and then not to exceed two (2) years). If the Year(s) of Participation Service selected is or includes a fractional year, an Employee shall not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

              [X]    (2) Attained age 21(not to exceed age twenty-one (21)).

       [ ] (ii) There shall be no minimum service or age requirement. Each Employee shall become a Participant on his or her Employment Commencement Date.

       [ ] (iii) Each Employee who is employed on the Effective Date shall become a Participant on such date without regard to his or her period of service or age.

10.    ENTRY DATE(S):

       NOTE: IF THE EMPLOYER ADOPTS PAIRED PLAN #004 IN ADDITION TO THIS PLAN, THE EMPLOYER'S ELECTIONS UNDER THIS SECTION 10 MUST BE IDENTICAL UNDER BOTH PLANS.

Each Employee who meets the requirements of Section 9(b) of the Adoption Agreement shall be eligible to participate in the Plan:

[X]    (a) As of the first day of the Plan Year or the first day of the seventh
       (7th) month of the Plan year coinciding with or next following the date on which the Employee meets said requirements; or

[ ] (b) As of the first day of the calendar month following the calendar month in which the Employee meets said requirements. [ ] (c) As of the first day of the Plan Year nearest to the date on which the Employee meets said requirements.

11.    EMPLOYER CONTRIBUTIONS:

       [X] (a) The Employer Contribution with respect to each Plan Year shall be determined at the sole discretion of the Employer.

              [X] (i) Employer Contributions need not be made out of current or accumulated Net Profits.

              [ ] (ii) Employer Contributions may be made only out of current or accumulated Net Profits.

       [ ] (b) The Employer Contribution with respect to each Plan Year shall be _________% of each Eligible Employee's Compensation for such year.

12.    PARTICIPANTS ENTITLED TO SHARE IN EMPLOYEE CONTRIBUTIONS AND FORFEITURES:

       NOTE: IF THE EMPLOYER ADOPTS PAIRED PLAN #004 IN ADDITION TO THIS PLAN, THE EMPLOYER'S ELECTIONS UNDER THIS SECTION 12 MUST BE IDENTICAL UNDER BOTH PLANS.

A Participant shall be entitled to share in Employer Contributions and forfeitures which are to be allocated and credited to Participants for any Plan
Year:

       [ ] (a) unless the Participant terminates employment during the Plan Year with no more than 500 Hours of Service and is not employed by the Employer on the last day of the Plan Year, or

       [ ] (b) unless the Participant terminates employment during the Plan Year, except by reason of Disability or death, with no more than 500 Hours of Service and is not employed by the Employer on the last day of the Plan Year.

       [ ] (c) If he or she is credited with at least the following number of Hours of Service during such Plan Year, regardless of whether he or she ceases to be employed by the employer during the Plan Year or if he or she was a Participant at any time during such Plan Year and he or she dies, retires after having attained the Normal Retirement Age or on account of a Disability during such Plan Year:
              [ ] (i) 1,000 Hours of Service
              [ ] (ii) 500 Hours of Service
              [ ] (iii) _____ Hours of Service (Not to exceed 1,000).

       [X] (d) If he or she is credited with at least the following number of Hours of Service during such Plan Year and remains in the employ of the Employer on the last business day of such Plan Year, or if he is or she was a Participant at any time during such Plan Year and he or she dies, retires after having attained such Plan Year and he or she dies, retires after having attained the Normal Retirement Age, or becomes Disabled during such Plan Year:

              [X]    (i) 1,000 Hours of Service

              [ ]    (ii) 500 Hours of Service

              [ ]    (iii) _____ Hours of Service (Not to exceed 1,000).

       NOTE: NOTWITHSTANDING THE PROVISIONS OF THIS SECTION TO THE CONTRARY, AN EMPLOYER CONTRIBUTION AND ALLOCATION SHALL BE MADE ON BEHALF OF EACH PARTICIPANT AS MAY BE REQUIRED TO INSURE THAT THE PLAN DOES NOT FAIL TO SATISFY THE REQUIREMENTS OF SECTIONS 410(b) AND 401(a)(26) OF THE CODE.

13.    ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURE:

Employer Contributions for each Plan Year, plus any forfeitures which are required to be allocated and credited to Participants in accordance with Sections 20(b) and 35(b), shall be allocated among the Employer Contributions Accounts of the participants entitled to share therein as in this Section. In applying the maximum disparity rules of Section 13(b), all qualified plans of the Employer must be taken into account.

       [X] (a) Employer Contributions and forfeitures shall be allocated to each Participant's Account in the ratio that each Participant's total Compensation bears to all Participants' total Compensation.

       [ ] (b) First, Employer Contributions and forfeitures will be allocated to each Participant's Account in the ratio that each Participant's total Compensation bears to all Participants' total Compensation, but not in excess of three percent (3%) of each Participant's Compensation.

              Second, any Employer Contributions and forfeitures remaining after the allocation in step one will be allocated to each Participant's Account in the ratio that each Participant's Compensation in excess of the integration level bears to the excess compensation of all Participants, but not in excess of three percent (3%).

              Third, any employer Contributions and forfeitures remaining after the allocation in step two will be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Participants' total Compensation and Compensation in excess of the integration level but not in excess of the maximum disparity rate.

              Fourth, any remaining Employer Contributions or forfeitures will be allocated to each Participant's Account in the ratio that each Participant's total Compensation bears to all Participants' total Compensation.

       For the purposes of this Section 13(c), the maximum disparity rate is equal to the lesser of :

       (1)    2.7%, or

       (2) the applicable percentage determined in accordance with the table below:

              IF THE INTEGRATION LEVEL DETERMINED UNDER SECTION 14
       -------------------------------------------------------------------
                                                           THE APPLICABLE
       IS MORE THAN          BUT NOT MORE THAN             PERCENTAGE IS:
       ------------          -----------------             ---------------
           $0                        X*                         2.7%
        X* of TWB                80% of TWB                     1.3%
       80% of TWB                    Y**                        2.4%

       *X  = the greater of $10,000 or 20% of the TWB

       **Y = any amount more than 80% of the TWB but less than 100% of the TWB

       If the integration level determined under Section 14 is equal to the taxable wage base, the applicable percentage is 2.7%.

14.    INTEGRATION LEVEL: N/A

[ ] (a) The integration level shall be equal to the maximum amount of earnings which may be considered wages for a year under Section 3121(a)(1) of the Code in effect as of the beginning of the Year.

[ ] (b) $_____________________ (which may not exceed the maximum amount of earnings which may be considered wages for a year under Section 3121
       (a)(1) of the Code in effect as of the beginning of the year.)

[ ] (c) _______% of the maximum amount of earnings which may be considered wages for a year under Section 3121(a)(1) of the Code in effect as of the beginning of the Plan Year.

15.    ROLLOVER CONTRIBUTIONS AND DIRECT TRANSFERS:

(a)    Rollover Contributions:

       [X]    (i)  are permitted
       [ ]    (ii) are not permitted.

(b)    Direct Transfers:

       [X]    (i)  are permitted.
       [ ]    (ii) are not permitted.

16. VALUATION DATE:

The Valuation Date shall mean:

[ ]  (a)  The last business day of each calendar month.
[X]  (b)  The last business day of each quarter in the Plan Year.
[ ]  (c)  The last business day of the sixth (6th) and twelfth (12th)
          calendar months in each Plan Year.
[ ]  (d)  The last day of each Plan Year.

17.    INVESTMENT DIRECTION:

Investment direction by Participant with respect to his or her Employer Contributions Account, Deductible Voluntary Contributions Account, Nondeductible Voluntary contributions Account, Rollover Account and Transfer Account:

       [X]    (a) is permitted
       [ ]    (b) is permitted by Participants who are within _____ years of the Normal Retirement Age.
       [ ]    (c) is not permitted.
       [X]    (d) The Plan shall include the following separate Investment Funds with respect to the investment of each Participant's Employer's
              Contributions Account, Deductible Voluntary Contributions Account,
              Nondeductible Voluntary Contributions Account, Rollover Account and Transfer Account:

              [X]    AS OFFERED BY TRUSTEES
              [ ]    _____________________________________________________
              [ ]    _____________________________________________________
              [ ]    _____________________________________________________

                     (i) Participants may make investment directions with respect to future Employer Contributions:
                            [ ] monthly;
                            [X] quarterly;
                            [ ] semiannually; or
                            [ ] annually.

                     Investment directions and changes to investment directions shall provide that the percentage of contributions to be invested in any Investment Fund must be 10% or a multiple thereof.

                     (ii) Participants may redirect the investment of their Employer's Contributions Account, Deductible Voluntary Contributions Accounts, Rollover Accounts and Transfer Accounts (to the extent that the Participant could direct investment of the contributions allocated thereto initially):

                            [ ] monthly;
                            [X] quarterly;
                            [ ] semiannually; or
                            [ ] annually.

                     Investment directions and changes to investment directions shall provide that the percentage of contributions or assets to be transferred from one Investment Fund to another must be 10% or a multiple thereof.

         18. NORMAL RETIREMENT AGE:

Normal Retirement Age shall mean:

[X]    (a) Age 65 (not to exceed 65)

[ ]    (b) The later of :

           (i) _______________ (not less than age fifty-five (55) nor greater than age sixty-five (65)); or

           (ii) The ___________ (not to exceed fifth) anniversary of the date the Employee commenced participation in the Plan.

[ ]    (c)  The later of:

           (i) ______________ (not less than age fifty-five (55) nor greater than age sixty-five (65)); or

           (ii) The __________ (not to exceed fifth) anniversary of the date the employee commenced employment with the Employer.

19.    VESTING PROVISIONS - EMPLOYER CONTRIBUTIONS ACCOUNT:

YEARS OF VESTING SERVICE

All of an Employee's Years of Vesting Service with the Employer shall be taken into account in determining such Employee's nonforfeitable percentage in his or her Employer Contributions Account except:

[X]    (a) Years of Vesting Service before age 18.

[ ] (b) Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.

[ ]    (c) No Exceptions

VESTED PERCENTAGE

Each Participant's vested percentage in his or her Employer Contributions Account shall be:

[ ]    (c) 100%

[ ]    (d) A percentage determined in accordance with the following schedule:

           YEARS OF VESTING SERVICE                    PERCENTAGE
           ------------------------                    ----------
           Less than 2                                      0%
               2                                           20%
               3                                           40%
               4                                           60%
               5                                           80%
           6 or more                                      100%

[X]    (e) A percentage determined in accordance with the following schedule:

           YEARS OF VESTING SERVICE                    PERCENTAGE
           ------------------------                    ----------
           Less than 3                                      0%
               3                                           20%
               4                                           40%
               5                                           60%
               6                                           80%
           7 or more                                      100%

[ ]    (f) A percentage determined in accordance with the following schedule:

           YEARS OF VESTING SERVICE                    PERCENTAGE
           ------------------------                    ----------
           Less than 1                                    ___%
              1                                           ___%
              2                                           ___%
              3   (not less than 20%)                     ___%
              4   (not less than 40%)                     ___%
              5   (not less than 60%)                     ___%
              6   (not less than 80%)                     ___%
           7 or more                                      100%

[ ]    (g) A percentage determined in accordance with the following schedule:

           YEARS OF VESTING SERVICE                    PERCENTAGE
           ------------------------                    ----------
           Less than 1                                    ___%
               1                                          ___%
               2                                          ___%
               3                                          ___%
               4                                          ___%
           5 or more                                      100%

20.    FORFEITURES:

       NOTE: IF SECTION 13 (b) IS ELECTED BY THE EMPLOYER, THEN THE EMPLOYER MUST ELECT SECTION 20(b) BELOW:

[X] (a) Any forfeitures shall be applied to reduce Employer contributions for the Plan Year in which such forfeitures occur.

[ ] (b) Forfeitures shall be allocated and credited to Participants' Employer Contribution Accounts in accordance with Section 13 of the Adoption Agreement.

21.    PARTICIPANT LOANS:

[X] (a) Loans are permitted from Participants' Employer Contributions Accounts, Deductible Voluntary Contributions Accounts, Rollover Accounts and transfer Accounts.

     [ ]  (i)  Loans may be made to all Participants and Beneficiaries.

     [X] (ii) Loans may be made only to Participants who are parties in interest.

[ ] (b) are not permitted from Participants' Employer Contributions Accounts, Deductible Voluntary Contributions Accounts, or Transfer Accounts.

22.  HARDSHIP DISTRIBUTIONS:
[X]  (a)  are permitted.
[ ]  (b)  are not permitted.

23.  TOP HEAVY PROVISIONS:

     NOTE: IF THE EMPLOYER MAINTAINS A DEFINED BENEFIT PENSION PLAN IN ADDITION TO THIS PLAN, THE EMPLOYER MUST ELECT TO PROVIDE THE TOP-HEAVY MINIMUM BENEFIT UNDER THE DEFINED BENEFIT PLAN FOR NON-KEY EMPLOYEES WHO ARE COVERED UNDER BOTH THE DEFINED BENEFIT PENSION PLAN AND THIS PLAN.

(a) Minimum Contributions. A minimum contribution shall not be made on behalf of a Participant under this Plan for any Plan Year in which a minimum contribution is made on behalf of such Participant under:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

(b) Present Value. If the Plan is Top Heavy, the present value of accrued benefits under all defined benefit plans included in a Required Aggregation Group or a Permissive Aggregation Group shall be based on the following factors:

     Interest:
               -----------------------------------------------------------------
     Mortality:
               -----------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     NOTE: IF THE EMPLOYER ADOPTS PAIRED PLAN #004 IN ADDITION TO THIS PLAN, FOR PLAN YEARS BEGINNING AFTER DECEMBER 31, 1991, MINIMUM CONTRIBUTIONS ON BEHALF OF PARTICIPANTS UNDER EITHER OR BOTH OF SAID PAIRED PLANS SHALL BE MADE EXCLUSIVELY UNDER PAIRED PLAN #004

(c) Top Heavy Vesting Schedule. If the Plan is Top Heavy, the following vesting schedule shall become applicable in accordance with the Plan:
     [X]  (i)


          YEARS OF VESTING SERVICE                    PERCENTAGE
          ------------------------                    ----------
           Less than 2                                        0%
              2 but less than 3                              20%
              3 but less than 4                              40%
              4 but less than 5                              60%
              5 but less than 6                              80%
           6 or more                                        100%


     [ ]  (ii)


           YEARS OF VESTING SERVICE                    PERCENTAGE
           ------------------------                    ----------
           Less than 3                                         0%
           3 or more                                         100%


24.  LIFE INSURANCE:

[ ] (a) Participants may elect to allocate a portion of their Account to purchase life insurance; or

[X] (b) Participants may not elect to allocate a portion of their Account to purchase life insurance.

                                 CODA PROVISIONS

25.  CASH OR DEFERRED ARRANGEMENT:

[X] (a) The Employer elects to include a cash or deferred arrangement in accordance with Article 4 of the Plan.

[ ]  (b) The Employer does not elect to include a cash or deferred arrangement.

26.  ELIGIBILITY TO MAKE DEFERRAL ELECTIONS:

[X] (a) Employees who meet the following eligibility requirements shall be eligible to make Deferral Elections:

     [X] (i) One (1) Year of Participation Service.
     [X] (ii) Attained age 21 (not to exceed age twenty-one (21).

[ ] (b) There shall be no minimum service or age requirement. Each Employee shall be eligible to make a Deferral Election as of his or her Employment Commencement Date.

[ ] (c) Each Employee who is employed on the date the Adoption Agreement is executed by the Employer shall be eligible to make a Deferral Election as of such date without regard to his or her period of service or age.

27.  ELECTIVE DEFERRALS:
Each Eligible Employee may elect to have his or her Compensation reduced by the following amount or percentage each pay period, or for a specified pay period or periods, as specified in his or her Deferral Election:

[ ]  (a)  An amount not in excess of $_______________.
[X]  (b)  An amount not in excess of 15% (YEAR-TO-DATE)
                                     ------------------
[ ] (c) An amount not in excess of _______________%, but not to exceed $_____________.

28.  EFFECTIVE DATE OF DEFERRAL ELECTION:
An Eligible Employee's Deferral Election shall be effective on the following date:

[ ] (a) The first day of the first payroll period beginning after the date on which his or her Deferral Election is received by the Plan Administrator.

[ ] (b) The first day of the first payroll period in the calendar month following the calendar month in which his or her Deferral Election is received by the Plan Administrator.
[X]  (c)  The first day of the first payroll period beginning after the

                  Entry Date coinciding with or next following the date on which his or her Deferral Election is received by the Plan Administrator.

A Participant's Deferral Election shall be effective in accordance with this Section, provided under no circumstances may a Deferral Election be adopted retroactively.

29.  AMENDMENT OF DEFERRAL ELECTION:

Each Eligible Employee may amend his or her Deferral Election effective as of the following date:

[ ] (a) The first day of the first payroll period beginning after the date on which the Eligible Employee's amended Deferral Election is received by the Plan Administrator or as soon as administratively feasible after said date.

[ ] (b) The first day of the first payroll period in the calendar month following the calendar month in which the Eligible Employee's amended Deferral Election is received by the Plan Administrator or as soon as administratively feasible after said date.

[ ] (c) The first day of the Plan Year or the first day of the seventh (7th) month of the Plan Year next following the date on which the Eligible Employee's amended Deferral Election is received by the Plan Administrator or as soon as administratively feasible after said date.

[X] (d) The first day of the Plan year or the first day of the fourth (4th), seventh(7th) or tenth (10th) month of the Plan Year next following the date on which the Eligible Employee's amended Deferral Election is received by the Plan Administrator or as soon as administratively feasible after said date.*

[ ]  (e) The first day of the _______________, ____________, ______________, and
     ________________ months of the Plan Year next following the date on which the Eligible Employee's amended Deferral Election is received by the Plan Administrator or as soon as administratively feasible after said date.

* YEAR-END BONUSES MAY ALLOW FOR A SEPARATE DEFERRAL ELECTION IN ADDITION TO THE ABOVE STATED QUARTERLY ELECTION CHANGES.

30.  NEW DEFERRAL ELECTION:

Each Eligible Employee who terminates his or her Deferral Election may make a subsequent Deferral Election which shall be effective as of the following date:

[ ] (a) The first day of the first payroll period in the calendar month following the calendar month in which the Eligible Employee's new Deferral Election is received by the plan administrator:

[ ] (b) The first day of the first payroll period in the Plan Year following the Plan Year in which the Eligible Employee's previous Deferral Election was terminated.

[ ] (c) The first day of the first payroll period in the Plan Year or the first day of the first payroll period in the seventh (7th) month of the Plan Year next following the date on which the Eligible Employee's new Deferral Election is received by the Plan Administrator.

[X] (d) The first day of the first payroll period in the Plan year or the first day of the first payroll period in the fourth (4th), seventh (7th) or tenth (10th) month of the Plan Year next following the date on which the Eligible Employee's new Deferral Election is received by the Plan Administrator.

31.  NOTICE OF EXCESS ELECTIVE DEFERRALS:

Each Eligible Employee may assign to this Plan any Excess Elective Deferrals made during a taxable year by delivering written notice to the Plan Administrator on or before the following date:

[X]  (a) January 31 following the close of the Eligible Employee's taxable year.

[ ] (b) February 28 following the close of the Eligible Employee's taxable year.

[ ]  (c) March 31 following the close of the Eligible Employee's taxable year.

32.  MATCHING CONTRIBUTIONS:

[X] (a) The Employer will make Matching Contributions to the Plan on behalf of the following Eligible Employees who make Elective Deferrals:

     [X] (i) All Eligible Employees who make Elective Deferrals.

     [ ] (ii) All Eligible Employees who make Elective Deferrals and who are
         Non-highly Compensated Employees.

     The Employer contribute and allocate to each such Eligible Employee's Matching Contributions Account an amount equal to:

     [ ]  (iii) ________% of the Eligible Employee's Elective Deferrals.

     [ ] (iv) _________% of the Eligible Employee's Elective Deferrals up to an amount not to exceed __________% of his or her Compensation.

     [ ] (v) _________% of the Eligible Employee's Elective Deferrals up to $_________.

     [X] (vi) The amount determined by the Employer and communicated to Eligible Employees prior to the beginning of the Plan Year.

[ ]  (b)  No matching Contributions will be made by the Employer.

33.  QUALIFIED MATCHING CONTRIBUTIONS:

[X] (a) The Employer will make Qualified Matching Contributions to the Plan on behalf of the following Eligible Employees who make Elective Deferrals:

     [ ]  (i)   All Eligible Employees who make Elective Deferrals.
     [X] (ii) All Eligible Employees who make Elective Deferrals and who are Non-highly Compensated Employees.

          The Employer will contribute and allocate to each such Eligible Employee's Qualified Matching Contributions Account an amount equal to:

          [ ] (iii) ________% of the Eligible Employee's Elective Deferrals.
          [ ] (iv)  ________% of the Eligible Employee's Elective Deferrals up
              to an amount not to exceed _________% of his or her Compensation.
          [ ] (v)   _________% of the Eligible Employee's Elective Deferrals up
              to $__________.
          [X] (vi)  The amount determined by the Employer.

[ ]  (b)  No Qualified Matching Contributions will be made by the Employer.

34.  QUALIFIED NON-ELECTIVE CONTRIBUTIONS:

[X] (a) In addition to Employer Contributions under Section 11, the Employer may make Qualified Non-elective Contributions to the Plan on behalf of the following Eligible Employees:

     [ ]  (i) All Eligible Employees.
     [ ]  (ii)  All Eligible Employees who are Non-highly Compensated Employees.
     [ ] (iii) All Eligible Employees except those Eligible Employees who terminated employment during the Plan Year with no more than 500 Hours of Service and who are not employed by the Employer on the last day of the Plan Year.
     [ ] (iv) All Eligible Employees except those Eligible Employees who terminated employment during the Plan Year, other than by reason of Disability or death, with no more than 500 Hours of Service and who are not employed by the Employer on the last day of the Plan Year.

     [ ] (v) All Eligible Employees who are credited with at least the following number of Hours of Service during the Plan Year, regardless of whether they cease to be employed by the Employer during the Plan Year or if he or she was a Participant at any time during the year and dies, retires after attained the Normal Retirement Age or on account of a Disability during such Plan Year.
          [ ] (1) 1,000 Hours of Service.
          [ ] (2) 500 Hours of Service
          [ ] (3) ______(not to exceed 1,000 Hours of Service.)
     [ ] (vi) All Eligible Employees who are credited with at least the following number of Hours of Service during the Plan Year and remain in the employ of the Employer on the last business day of the Plan Year, or if he or she was an Eligible Employee at any time during the year and dies, retires after having attained the Normal Retirement Age, or becomes Disabled during such Plan Year.
          [ ]    (1) 1,000 Hours of Service
          [ ]    (2) 500 Hours of Service
          [ ]    (3) _____(not to exceed 1,000) Hours of Service.
     [ ] (vii) All Eligible Employees who are Non-highly Compensated Employees and who are credited with at least the following number of Hours of Service during the Plan Year, regardless of whether they cease to be employed by the Employer during the Plan Year or if he or she was an Eligible Employee at any time during the year and dies, retires after having attained the Normal Retirement Age or on account of a Disability during such Plan Year.
          [ ]    (1) 1,000 Hours of Service
          [ ]    (2) 500 Hours of Service
          [ ]    (3)  _____(not to exceed 1,000) Hours of Service.
     [X] (viii) All Eligible Employees who are Non-highly Compensated Employees and who are credited with at least the following number of Hours of Service during the Plan Year and remain in the employ of the Employer on the last business day of the Plan Year, or if he or she was an Eligible Employee at any time during the year and dies, retires after having attained the Normal Retirement Age, or becomes Disabled during such Plan Year.

          [X]    (1) 1,000 Hours of Service
          [ ]    (2) 500 Hours of Service
          [ ]    (3)  _____(not to exceed 1,000) Hours of Service.
[ ]  (b)  No Qualified Non-elective Contributions will be made by the Employer.

35. VESTING PROVISIONS - MATCHING CONTRIBUTIONS:

    (a) Each Eligible Employee's nonforfeitable percentage of his or her Matching Contributions Account shall be:

    [ ]   (i)    100%
    [ ]   (ii)   A percentage determined in accordance with the following
    schedule:


           YEARS OF VESTING SERVICE                    PERCENTAGE
           ------------------------                    ----------
                Less than 2                                    0%
                     2                                        20%
                     3                                        40%
                     4                                        60%
                     5                                        80%
                6 or more                                    100%


[X]  (iii)  A percentage determined in accordance with the following schedule:


           YEARS OF VESTING SERVICE                    PERCENTAGE
           ------------------------                    ----------
                Less than 3                                    0%
                     3                                        20%
                     4                                        40%
                     5                                        60%
                     6                                        80%
                7 or more                                    100%


[ ]  (iv)  A percentage determined in accordance with the following schedule:


           YEARS OF VESTING SERVICE                        PERCENTAGE
           ------------------------                        ----------
                Less than 1                                    ___%
                     1                                         ___%
                     2                                         ___%
                     3                (not less than 20%)      ___%
                     4                (not less than 40%)      ___%
                     5                (not less than 60%)      ___%
                     6                (not less than 80%)      ___%
                7 or more                                      100%


[ ]  (a)  A percentage determined in accordance with the following schedule:


           YEARS OF VESTING SERVICE                        PERCENTAGE
           ------------------------                        ----------
                Less than 1                                    ___%
                     1                                         ___%
                     2                                         ___%
                     3                                         ___%
                     4                                         ___%
                5 or more                                      100%


     (b)  Forfeitures attributable to Matching Contributions:
     [ ] (1) shall be applied to reduce Matching Contributions for the Plan Year in which such forfeitures occur.
     [X] (2) shall be allocated and credited to Participants' Matching Contributions Accounts in accordance with 13 of the Adoption Agreement.

36.  ACTUAL DEFERRAL PERCENTAGE TEST:

[X] (a) Qualified Matching Contributions and Qualified Non-elective Contributions may be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentage test, the Employer shall include:

     [X]  (i)   Qualified Matching Contributions.
     [X]  (ii)  Qualified Non-elective Contributions.

     under this Plan or any other plan of the Employer, as provided by regulations under the Code.
[X] (b) The amount of Qualified Matching Contributions made under the Plan and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:
     [X]  (i)  All such Qualified Matching Contributions.
     [ ] (ii) Such Qualified Matching Contributions that are needed to meet the Actual Deferral Percentage test.
[X] (c) The amount of Qualified Non-elective Contributions made under the Plan and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:
     [X]  (i)  All such Qualified Non-elective Contributions.
     [ ] (ii) Such Qualified Non-elective Contributions that are needed to meet the Actual Deferral Percentage test. Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

37.  ACTUAL CONTRIBUTION PERCENTAGE TEST:

[X]  (a) In computing the Actual Contribution Percentage, the
     Employer shall take into account, and include as Contribution Percentage
     Amounts:
     [X]  (i)   Elective Deferrals.
     [X] (ii) Qualified Non-elective Contributions. under this Plan or any other plan of the Employer, as provided by regulations.
[X] (b) The amount of Qualified Non-elective Contributions that are made under the Plan and taken into account as Contribution Percentage Amounts for purposes of calculating the Actual Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:
     [ ]  (i)   All such Qualified Non-elective Contributions.
     [X] (ii) Such qualified Non-elective Contributions that are needed to meet the Actual Contribution Percentage Test.
[X] (c) The amount of Elective Deferrals made under the Plan and taken into account as Contribution Percentage Amounts for purposes of calculating the Actual Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

     [ ]  (i)   All such Elective Deferrals.
     [X] (ii) Such Elective Deferrals that are needed to meet the Average Contribution Percentage test.

[X]  (d)  Forfeitures of Excess Aggregate Contributions shall be:
     [X]  (i)  Applied to reduce Employer contributions.
     [ ] (ii) Allocated, after all other forfeitures, to each Participant's Matching Contribution Account in the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participant's for such Plan Year. Such forfeitures will not be allocated to the Account of any Highly Compensated Employee.

38. CODA HARDSHIP DISTRIBUTIONS:
[X] (a) are permitted.
[ ] (b) are not permitted.

39. CODA LOANS:

[X] (a) Loans are permitted from Participants' Elective Deferrals accounts, Matching Contributions Accounts, Qualified Non-elective Contributions Accounts and Qualified Matching Contributions Accounts.
     [ ]  (i)  Loans may be made to all Participants and Beneficiaries.

     [X] (ii) Loans may be made only to Participants who are parties in interest.

[ ] (b) Loans are not permitted from Participants' Elective Deferrals Accounts, Matching Contributions Accounts, Qualified Non-elective Contributions Accounts, or Qualified Matching Contributions Accounts.

40.  INVESTMENT FUNDS:
[X] (a) The Plan shall include the following separate Investment Funds with respect to the investment of Elective Deferrals, Matching Contributions, Qualified Non-elective Contributions and Qualified Matching Contributions:
     [X]  AS OFFERED BY TRUSTEES
     [ ]  ------------------------------------------------------------
     [ ]  ------------------------------------------------------------
     [ ]  ------------------------------------------------------------
          (i) Participants may make investment directions with respect to future Elective Deferrals, Matching Contributions, Qualified Non-elective Contributions and Qualified Matching Contributions:
              [ ] monthly;
              [X] quarterly;
              [ ] semiannually; or
              [ ] annually.
          Investment directions and changes to investment directions shall provide that the percentage of contributions to be invested in any Investment Fund must be 10% or a multiple thereof.

          (ii) Participants may redirect the investment of their Elective Contributions Accounts, Matching Contributions Accounts, Qualified Non-elective Contributions Accounts and Qualified Matching Contributions Accounts (to the extent that the Participant could direct investment of the contributions allocated thereto initially):
              [ ] monthly;
              [X] quarterly;
              [ ] semiannually; or
              [ ] annually.
          Investment directions and changes to investment directions shall provide that the percentage of contributions or assets to be transferred from one Investment Fund to another must be 10% or a multiple thereof.
[ ]  (b)  the Plan shall not include separate Investment Funds.

41.  CODA INVESTMENT DIRECTION:
Investment direction by Participant with respect to his or her Elective Deferrals Account, Matching Contributions Account, Qualified Non-elective Contributions Account and Qualified Matching Contributions Account:

[X]  (a)  is permitted.
[ ] (b) is permitted by Participants who are within _____years of the Normal Retirement Age.
[ ]  (c)  is not permitted.

                      MISCELLANEOUS PROVISIONS AND NOTICES

42.  LIMITATION ON ANNUAL ADDITIONS:

If the Employer maintains or ever maintained another qualified plan in which any Participant in this plan is (or was) a Participant or could become a Participant, the Employer must complete this Section. The Employer must also complete this Section if it maintains a welfare benefit fund, as defined in
Section 419(e) of the Code, or an individual medical account, as defined in
Section 415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

If a Participant is covered under another qualified defined contribution plan maintained by the Employer, other than another regional prototype plan:
     [ ] The provisions of Article 8 will apply as if the other plan were a regional prototype plan.
     [ ] Attached is a schedule setting forth the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.

If the Participant is or has ever been a Participant in a defined benefit plan maintained by the Employer, attach a schedule that assures compliance with
Section 415 of the Code.

                                     NOTICE

The adopting Employer may not rely on a notification letter issued by the National or District office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office for a determination letter.

This Adoption Agreement may be used only in conjunction with basic plan document #01.

                                     CAVEAT

YOU SHOULD CONSULT WITH YOUR ATTORNEY BEFORE SIGNING THIS DOCUMENT. FAILURE TO PROPERLY COMPLETE THIS DOCUMENT MAY RESULT IN DISQUALIFICATION OF THE PLAN. THE EMPLOYER MAY NOT RELY ON AN OPINION LETTER ISSUED BY THE NATIONAL OFFICE OF THE INTERNAL REVENUE SERVICE AS EVIDENCE THAT THE PLAN IS QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE. IN ORDER TO OBTAIN RELIANCE WITH RESPECT TO PLAN QUALIFICATION, THE EMPLOYER MUST APPLY TO THE APPROPRIATE KEY DISTRICT OFFICE FOR A DETERMINATION LETTER.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed on this _____day of _______________, ________.

WITNESS:                                    PRINCIPAL EMPLOYER:

                                            MERRILL MERCHANTS BANK

         ______________________________     By:_______________________________

                                            Its Chairman of the Board

         ------------------------------     -----------------------------------
                                            Its President, Edwin Clift

                                            Trustee:

         ------------------------------     -----------------------------------
                                            Its Vice President, Barbara Giovino
                                            Representing Trustee:
                                            MERRILL MERCHANTS BANK

                             NOTIFICATION BY SPONSOR

Downeast Pension Services, Inc., will notify the Employer of any amendments which it makes to the plan documents or of the discontinuance or abandonment of the prototype plan.

                                    ARTICLE 1

                                   DEFINITIONS

The following terms, when used herein, shall have the meanings as hereinafter set forth, unless the context clearly indicates otherwise:

   1.1 "Account" shall mean the account established and maintained by the Plan Administrator for each Participant which shall reflect the Participant's share of the Trust Fund; provided such Account shall reflect separately (a) Employer Contributions, (b) Nondeductible Voluntary Contributions, (c) Deductible Voluntary Contributions, (d) Rollover Contributions, (e) Direct Transfers, (f) Elective Deferrals, (g) Matching Contributions, (h) Qualified Non-Elective Contributions and (i) Qualified Matching Contributions.

   1.2 "Actual Contribution Percentage" shall mean the average of the Contribution Percentages of the Participants in a group.

   1.3 "Actual Deferral Percentage" shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of contributions actually paid over to the trust on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for such Plan Year. For purposes of this Section, contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election, including Excess Elective Deferrals but excluding Elective Deferrals that are taken into account in the Contribution Percentage test (provided the Actual Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

    1.4 "Adoption Agreement" shall mean the separate agreement executed by the Employer to adopt this Plan and in which the Employer's selection of options under the Plan are made.

    1.5 "Affiliate" shall mean the Principal Employer and any other corporations or trades or businesses (whether or not incorporated) that from time to time are, along with the Principal Employer, members of a controlled group of corporations (within the meaning of Sections 414(b) and 414(c) of the Code) or members of an affiliated service group (within the meaning of Section 414(m) of the Code) that have adopted the Plan.

   1.6 "Aggregate Limit" shall mean the sum of (i) 125% of the greater of the Actual Deferral Percentage of the Non-highly Compensated

Employees for the Plan Year or the Average Contribution Percentage of Non-highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferral arrangement and (ii) the lesser of 200% or two (2) plus the lesser of such Average Deferral Percentage or Average Contribution Percentage.

   1.7 "Annual Addition" shall mean the sum of the following amounts credited to a Participant's Account for the Limitation Year:
                  (a)  Employer Contributions,
                  (b)  Forfeitures,
                  (c)  Employee Contributions,
                  (d) Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer are treated as annual additions to a defined contribution plan, and

                  (e) Excess amounts applied to reduce Employer Contributions for such Limitation Year.

   1.8 "Beneficiary" shall mean the individual(s), trust(s), estate(s), partnership(s), association(s), or corporation(s) designated by a Participant, as hereinafter provided, to receive any amounts payable under the Plan following the death of the Participant.

   1.9 "Break in Service" shall mean an Eligibility Computation Period with reference to eligibility and a Vesting Computation Period with reference to vesting during which an Employee has not completed more than 500 Hours of Service.

   1.10 "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a particular Section of the Code shall include any Section which amends or supersedes the referenced Section.

   1.11 "Compensation" shall have the meaning elected by the Employer in Section 7 of the Adoption Agreement.

   For any self-employed individual covered under the Plan, compensation shall include only that compensation which is actually paid to the Participant during the applicable period. Except as provided elsewhere in this Plan, the applicable period shall be the period elected by the Employer in Section 7 of the Adoption Agreement. If the Employer makes no election, the applicable period shall be the Plan Year.

   Notwithstanding the above, if elected by the Employer in Section 7 of the Adoption Agreement, compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

   The annual Compensation of each Participant taken into account under the Plan for any year shall not exceed $200,000, as adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of
Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

   1.12 "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

   1.13 "Contribution Percentage Amounts" shall mean the sum of the Nondeductible Voluntary Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the Actual Deferral Percentage test) made under the Plan on behalf of the participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. If so elected in the Adoption Agreement, the Employer may include Qualified Non-elective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the Actual Deferral Percentage test is met before the Elective Deferrals are used in the Actual Contribution Percentage test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the Actual Contribution Percentage test.

   1.14 "Deductible Voluntary Contributions" shall mean the voluntary contributions made by a Participant which constitute qualified voluntary employee contributions as defined in Section 219(e)(2) of the Code prior to amendment by P.L. 99-514, 1101(b)(1).

   1.15 "Deferral Election" shall mean an election by a Participant to make Elective Deferrals.

   1.16 "Designated Beneficiary" shall mean the individual(s) or, as permitted by the regulations under Section 401(a)(9) of the Code, trust(s) designated by a Participant, as hereinafter provided, to receive any amounts payable under the Plan following the death of the Participant.

   1.17 "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding year or in the case of the first Plan Year, the last day of such Plan Year.

   1.18 "Determination Period" shall mean the Plan Year containing the Determination Date and the four (4) preceding Plan Years.

   1.19 "Disability" or "Disabled" shall mean a Participant's incapacity to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration or which has lasted or can be expected to last for a period of not less than twelve (12) months. The permanence and degree of such impairment shall be supported by medical evidence.

   1.20 "Earned Income" shall mean the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under
Section 404 of the Code. For taxable years beginning after December 31, 1989, net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code.

   1.21 "Effective Date" shall mean the date prescribed by the Employer in
Section 1 of the Adoption Agreement.

   1.22 "Elective Deferrals" shall mean any contributions made by the Employer to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferral arrangement as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under Section 501(c)(18), and any contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement.

   1.23 "Eligible Employee" shall mean an Employee who is eligible to make Elective Deferrals as provided in Section 26 of the Adoption Agreement.

   1.24 "Eligibility Computation Period" shall mean the period elected by the Employer in Section 9 of the Adoption Agreement.

   1.25 "Employee" shall mean any employee of the Employer or any other employer required to be aggregated with such employer under Sections 414(b), (c), (m), or
(o) of the Code, including any SelfEmployed Individuals. The term employee shall also include any leased employee deemed to be an employee of any employer described in the preceding sentence as provided in Section 414(n) or (o) of the Code.

   1.26 "Employer" shall mean the Principal Employer and any Affiliate. If the Principal Employer or any Affiliate is a member of a group of employers which constitutes a controlled group of corporations, trades or businesses (whether or not incorporated) which are under common control, or an affiliated service group (within the meaning of Section 414(b), 414(c), 414(m), or 414(o) of the Code), all such employers shall be considered a single employer as required by Sections 414(b), 414(c), 414(m), and 414(o) of the Code, except that for purposes of applying the limitation on Annual Additions, Section 414(b) and 414(c) of the Code shall be applied with the modification provided by Section 415(h) of the Code.

   1.27 "Employer Contribution" shall mean the contributions by the Employer in accordance with Section 3.1(a).

   1.28 "Employment Commencement Date" shall mean the date on which an Employee first performs an Hour of Service for the Employer.

   1.29 "Entry Date" shall mean the date(s) specified by the Employer in Section 10 of the Adoption Agreement.

   1.30 "ERISA" shall mean the Employee Retirement Income Security Act of 1974 as it may be amended from time to time, and any regulations issued pursuant thereto as such Act and such regulations affect this Plan.

   1.31 "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

        (a) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year; over
        (b) the maximum Contribution Percentage Amounts permitted by the Actual Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).
   Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

   1.32 "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

        (a) the aggregate amount of Employer Contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year; over
        (b) the maximum amount of such contributions permitted by the Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages).

   1.33 "Excess Elective Deferrals" shall mean those Elective Deferrals that are includable in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan.

   1.34 "5% Owner" shall mean any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer.

   1.35 "Highly Compensated Employee" shall include highly compensated active employees and highly compensated former employees.

   A highly compensated active employee includes any employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received Compensation from the Employer in excess of $75,000.00 (as adjusted pursuant to Section 415(d) of the Code); (ii) received Compensation from the Employer in excess of $50,000.00 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received Compensation during such year that is greater than 50% of the dollar limitation in effect under
Section 415(b)(1)(A) of the Code. The term Highly Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one (1) of the 100 employees who received the most Compensation from the Employer during the determination year; and (ii) Employees who are 5% Owners at any time during the look-back year or determination year.

   If no officer has satisfied the Compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

   For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve (12) month period immediately preceding the determination year.

   A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

   If an Employee is, during a determination year or look-back year, a family member of either a 5% Owner who is an active or former Employee or a Highly Compensated Employee who is one (1) of the ten most Highly

Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the 5% Owner or top ten (10) Highly Compensated Employees shall be aggregated. In such case, the family member and 5% Owner or top ten (10) Highly Compensated Employees shall be treated as a single employee receiving Compensation and plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and 5% Owner or top ten (10) Highly Compensated Employees. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

   The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of employees in the top-paid group, the top one hundred (100) Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(g) of the Code and the regulations thereunder.

   1.36 "Hour of Service" shall mean:

        (a) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed;

        (b) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than 501 hours of service shall be credited under this subsection for any single continuous period (whether or not such period occurs in a single computation period);

        (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under subsection (a) or subsection(b), as the case may be, and under this subsection (c). Hours of Service under this subsection
   (c) shall be credited to the computation period or computation periods to which the award or agreement pertains rather than the Plan Year in which the award, agreement or payment is made.

        (d) The number of Hours of Service to be credited to each Employee shall be determined in accordance with (i) 29 C.F.R. Section 2530.200-2 which is incorporated herein by reference, and (ii) the method elected by the Employer in Section 5 of the Adoption Agreement.

   Hours of Service shall be credited for employment with other members of an affiliated service group (under Code section 414(m)), a controlled group of corporations (under Code section 414(b)), or a group of trades or businesses under common control (under Code section 414(c)) of which the Principal Employer is a member, and any other entity required to be aggregated with the Principal Employer pursuant to Code section 414(o).

   Hours of Service shall also be credited for any individual considered an Employee for purposes of this Plan under Code section 414(n) or Code section 414(o).

   Solely for purposes of determining whether a Break in Service has occurred, an Employee who is absent from work for maternity or paterty reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in the case such Hours of Service cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service to be credited in accordance with this paragraph shall be credited in the computation period in which the absence begins if credited is necessary to prevent a Break in Service in that period, or in all other cases, in the immediately following computation period.

   1.37 "Investment Fund" shall mean an investment fund described in Section 17 of the Adoption Agreement.

   1.38 "Investment Manager" shall mean any fiduciary, other than the Trustee of a named fiduciary (as defined in Section 402(a)(2) of ERISA):

       (a) who is appointed by the Employer to manage, acquire, or dispose of all or any portion of the Trust Fund;

       (b) who is (i) registered as an investment advisor under the Investment Advisors Act of 1940; (ii) is a bank, as defined in said Act; or (iii) is an insurance company qualified to manage, acquire or dispose of all or any portion of the Trust Fund under the laws of more than one State; and

       (c) who has acknowledged, in writing, that he is a fiduciary with respect to the Plan.

   1.39 "Key Employee" means any Employee or former Employee (and the Beneficiary of such Employee) who at any time during the Determination Period was:

      (a) an officer of the Employer whose annual compensation exceeds 50% of the dollar limitation under Section 415(b)(1)(A) of the Code;

      (b) an owner (or considered an owner under Section 318 of the Code) of one
   (1) of the ten (10) largest in terests in the Employer if such Employee's compensation exceeds 100% of the dollar limitation under Section 415
   (c)(1)(A) of the Code;

      (c) a 5% Owner;

      (d) a 1% Owner of the Employer who has an annual compensation of more than One Hundred and Fifty Thousand Dollars ($150,000.00).

   For purposes of this Section, annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, 402(a)(8), 402(h), or 403(b) of the Code.

   The determination of who is a Key Employee shall be made in accordance with
Section 416(i)(1) of the Code and the regulations thereunder.

   1.40 "Leased Employee" shall mean any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

   A Leased Employee shall not be considered an employee of the recipient if:
(i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, 402(a)(8), 402(h) or 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting' and
(ii) leased employees do not constitute more than 20% of the recipient's non-highly compensated work force.

   1.41 "Limitation Year" shall mean a calendar year or any other twelve
(12)-consecutive month period elected pursuant to a written resolution adopted by the Employer. If the Employer elects a period other than the calendar year, such period must be the same for all qualified plans of the Employer. If the Limitation Year is amended to a different twelve (12)-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

   1.42 "Matching Contributions" shall mean the contributions by the Employer in accordance with Section 3.1(c). For purposed of applying the Actual Deferral Percentage test and the Actual Contribution Percentage test, such term shall include contributions to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant or on account of a Participant's elective deferrals under a plan maintained by the Employer.

   1.43 "Named Fiduciary" shall mean with respect to the operation and administration of the Plan, the Plan Administrator, and with respect to the management of the Trust Fund, the Trustee.

   1.44 "Net Profits" shall mean the current and accumulated earnings of the Employer determined in accordance with generally accepted accounting principles, before deduction for federal and state income taxes and contributions to this and any other qualified retirement plans.

   1.45 "Nondeductible Voluntary Contributions" shall mean voluntary contributions made by a Participant which do not constitute qualified voluntary employee contribution (as defined in Section 219(e)(2) of the Code).

   1.46 "Non-Key Employee" shall mean any Employee who is not a Key Employee.

   1.47 "Normal Retirement Age" shall mean the age elected by the Employer in
Section 18 of the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of the mandatory retirement age or the age specified in the Adoption Agreement.

   1.48 "Owner-Employee" shall mean a Self-Employed Individual who is a sole proprietor or who is a partner in the Employer who owns more than 10% of either the capital or profits interest in the Employer.

   1.49 "Participant" shall mean any Employee of the Employer who is or becomes eligible to participate under this Plan.

   1.50 "Permissive Aggregation Group" shall mean each plan of the Employer which is included in a Required Aggregation Group and any other plan or plans of the Employer which when considered as a group with the Required Aggregation Group, continues to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

   1.51 "Plan" shall mean this Regional Prototype Plan as provided herein and as adopted with respect to the Employer, as from time to time amended.

   1.52 "Plan Administrator" shall mean the person or persons designated by the Employer. If more than one person is designated, the committee thus formed shall be known as the "Administrative Committee" and all references in the Plan to the Plan Administrator shall be deemed to apply to the Administrative Committee.

   1.53 "Plan Year" shall mean the period elected by the Employer in Section 2 of the Adoption Agreement.

   1.54 "Principal Employer" shall mean the Employer identified in the Adoption Agreement.

   1.55 "Qualified Matching Contributions" shall mean Matching Contributions which are subject to the distribution and nonforfeitability requirements under
Section 401(k) of the Code when made.

   1.56 "Qualified Non-elective Contributions" shall mean contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer in accordance with Section 3.1(e) and allocated to Participants' Accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

   1.57 "Reemployment Commencement Date" shall mean the first day for which an Employee is entitled to be credited with an Hour of Service after the first Eligibility Computation Period in which the Employee incurs a Break in Service following an Eligibility Computation Period in which the Employee is credited with more than 500 Hours of Service. In the case of an Employee who is credited with no Hours of Service in an Eligibility Computation Period beginning after the Employee's Reemployment Commencement Date, the Employee shall be treated as having a new Reemployment Commencement Date as of the first day for which the Employee is entitled to be credited with an Hour of Service after such Eligibility Computation Period.

   1.58 "Required Aggregation Group" shall mean (a) each qualified plan of an Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated) and (b) any other qualified plan of such Employer which enables a plan described in subsection (a) of this section to meet the requirements of Sections 401(a)(4) or 410 of the Code.

   1.59 "Self-Employed Individual" shall mean an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established and any individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

   1.60 "Top Heavy" shall mean, with respect to any Plan Year beginning after December 31, 1983, that, as of the Determination Date:

      (a) the Top Heavy Ratio for the Plan exceeds 60%, if the Plan is not included in a Required Aggregation Group or a Permissive Aggregation Group; or

      (b) the Top Heavy Ratio for the Required Aggregation Group which includes the Plan exceeds 60%, if the Plan is included in a Required Aggregation Group, but is not in cluded in a Permissive Aggregation Group; or


      (c) the Top Heavy Ratio for the Permissive Aggrega tion Group which includes the Plan exceeds 60%, if the Plan is included in a Permissive Aggregation Group.

   1.61 "Top Heavy Ratio" shall mean:

      (a) If the Employer maintains one (1) or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five (5)-year period ending on the Determination Date(s) has or has had accrued benefits, the Top Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the five (5)-year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

        (b) If the Employer maintains one (1) or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one (1) or more defined benefit plans which during the five
   (5)-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with subsection (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with subsection (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5)-year period ending on the Determination Date.

        (c) For purposes of subsections (a) and (b) above, the value of Account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve
   (12)-month period ending on the Determination Date, except as provided in
   Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The Account balances and accrued benefits of a Participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one
   (1) Hour of Service with any Employer maintaining the Plan at any time during the five (5)-year period ending on the Determination Date will be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top Heavy Ratio. When aggregating plans, the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

       The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(c) of the Code.

   1.62 "Trust" shall mean the trust created by the Employer in accordance with the provisions of the Plan.

   1.63 "Trustee" shall mean the person of persons designated by the Employer in
Section 4 of the Adoption Agreement.

   1.64 "Trust Fund" shall mean the property held in Trust for the benefit of the Participants and their Beneficiaries.

   1.65 "Valuation Date" shall mean the date or dates specified by the Employer in Section 16 of the Adoption Agreement as of which account balances are adjusted in accordance with Section 9.2 and valued for purposes of determining the Top Heavy Ratio.

   1.66 "Vesting Computation Period" shall mean a Plan Year.

   1.67 "Year of Participation Service: shall mean an Eligibility Computation Period of an Employee during which he or she is credited with 1,000 or more Hours of Service. All Years of Participation Service with the Employer shall be counted toward eligibility except the following:

        (a) If an Employee has a Break in Service before satisfying the Plan's requirement for eligibility, service before such break shall not be taken into account.

      (b) In the case of a Participant who does not have any nonforfeitable right to his or her Account balance derived from Employer contributions, Years of Participation before a period of consecutive Breaks in Service shall not be taken into account in com puting eligibility service if the number of consecu tive Breaks in Service equals or exceeds the greater of 5 or the number of his or her Years of Participa tion Service. Such aggregate number of Years of Participation Service shall not include any Years of Participation Service disregarded under the preceding sentence by reason of prior Breaks in Service.

   If a Participant's Years of Participation Service are disregarded pursuant to this subsection, such Participant shall be treated as a new Employee for eligibility purposes. If a Participant's Years of Participation Service may not be disregarded pursuant to this subsection, such Participant shall continue to participate in the Plan or, if terminated, shall participate immediately upon reemployment.

   In the case of any Employee who is required to complete more than one (1) Year of Participation Service and who incurs a Break in Service prior to satisfying such requirement, the Years of Participation Service credited to such Employee prior to such Break in Service shall be disregarded in determining such Employee's eligibility to participate in the Plan.

   1.68 "Year of Vesting Service" shall mean a Vesting Computation Period during which the Participant has completed 1,000 or more Hours of Service. All of an Employee's Years of Vesting Service shall be counted except those Years of Vesting Service specified by the Employer in Section 19 of the Adoption Agreement.

   In the case of a Participant who has five (5) or more consecutive Breaks in Service, the Participant's Years of Vesting Service prior to such Breaks in Service shall be disregarded unless either:

        (a) such Participant has any nonforfeitable interest in his or her Account at the time of separation of service that is attributable to contributions made by the Employer, or

        (b) upon returning to service the number of consecu tive Breaks in Service is less than the number of the Participant's Years of Vesting Service.

                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION

   2.1 ELIGIBILITY. Each Employee who is in the employ of the Employer on the day on which the Adoption Agreement is signed by the Employer and who, on the Effective Date, meets the requirements of Section 2.2 shall be eligible to participate in the Plan as of the Effective Date. If elected by the Employer in
Section 9(b)(iii) of the Adoption Agreement, all Employees employed on the Effective Date shall be eligible to participate as of the Effective Date even if they have not satisfied the minimum age and service requirements of Section 2.2. Each other Employee who meets the requirements of Section 2.2 after the Effective Date shall be eligible to participate in the Plan as of the Entry Date specified by the Employer in Section 10 of the Adoption Agreement.

   2.2 ELIGIBILITY REQUIREMENTS. Each Employee of the class specified by the Employer in Section 8 of the Adoption Agreement, who has completed the number of Years of Participation Service, if any, specified by the Employer in Section 9 of the Adoption Agreement and who has attained the minimum age, if any, specified in Section 9 of the Adoption Agreement shall be eligible to participate in the Plan.

   2.3 CESSATION OF PARTICIPATION. A Participant shall cease to be a Participant as of the date on which he or she becomes a member of an ineligible class of Employees, or the date on which he or she ceases to be employed by the Employer.

   2.4 TRANSFERS BETWEEN ELIGIBLE AND INELIGIBLE CLASSES. In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a Break in Service, such Employee will be eligible to participate immediately upon returning to an eligible class of Employees. If such Participant incurs a Break in Service, eligibility will be determined under the Break in Service rules of the Plan.

   In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will be eligible to participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously been eligible to participate.

   2.5 REEMPLOYED FORMER PARTICIPANTS. If a former Participant who had a nonforfeitable right to all or a portion of his or her Account returns to the employ of the Employer, such former Participant shall be eligible to participate immediately upon reemployment. In the case of a Participant who does not have a nonforfeitable right to all or a portion of his or her Account, Years of Participation Service before a period of consecutive Breaks in Service will not be taken into account if the number of consecutive Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of the Participant's Years of Participation Service. Such aggregate number of Years of Participation Service shall not include any Years of Participation Service disregarded under the preceding sentence by reason of prior Breaks in Service. If a former Participant's Years of Participation Service are disregarded pursuant to this Section, such Participant shall be treated as a new Employee for eligibility purposes. If a former Participant's Years of Participation Service may not be disregarded, such Participant shall be eligible to participate immediately upon reemployment.

   2.6 RESTRICTIONS APPLICABLE TO PARTICIPATION OF OWNER-EMPLOYEES. If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for the trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and
(d) of the Code for the employees of this and all other trades or businesses.

   If the Plan provides contributions or benefits for one or more
Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

   If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for such individual under the most favorable plan of the trade or business which is not controlled.

   For purposes of this Section, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together (a) own the entire interest in an unincorporated trade or business, or (b) in the case of a partnership, own more than 50% of either the capital interest or profits interest in the partnership. An Owner-Employee or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or Owner-Employees, are considered to control within the meaning of the preceding sentence.

                                    ARTICLE 3

                             EMPLOYER CONTRIBUTIONS

   3.1 TYPE OF CONTRIBUTIONS. For each Plan Year, the Employer shall make the following contributions to the Plan:

      (a) the Employer Contributions to be contributed in accordance with
   Section 11 of the Adoption Agreement;

      (b) the Elective Deferrals to be contributed in ac cordance with Section 27 of the Adoption Agreement;

      (c) the Matching Contributions to be contributed in accordance with
   Section 32 of the Adoption Agreement;

      (d) the Qualified Matching Contributions to be con tributed in accordance with Section 33 of the Adoption Agreement, or elected to be contributed by the Employer and

      (e) the Qualified Non-elective Contributions to be contributed in accordance with Section 34 of the Adoption Agreement, or elected to be contributed by the Employer.

   3.2 PAYMENT OF CONTRIBUTIONS. The contributions by the Employer for any Plan Year shall be paid to the Trust within the following prescribed periods:

      (a) Employer Contributions, Matching Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions shall be paid to the Trust no later than the date prescribed by law for filing the Employer's federal income tax return for its taxable year which ends with or within such Plan Year, including extensions which have been granted for filing such return.

      (b) Elective Deferrals for payroll periods ending within any calendar month shall be contributed to the Trust as soon as practicable after the last day of such month.

   3.3 FORM OF CONTRIBUTIONS. All contributions shall be made in cash.

   3.4 MAXIMUM CONTRIBUTIONS. Contributions made by the Employer for any Plan Year shall not exceed the maximum amount which the Employer is permitted to deduct for federal income tax purposes and shall be subject to the Limitations on Allocations contained in ARTICLE 8.

   3.5 RETURN TO EMPLOYER. Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one (1) year of the contribution.

   In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one (1) year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

                                    ARTICLE 4

                          CASH OR DEFERRED ARRANGEMENT

   4.1 APPLICABILITY. The provisions of this Article shall be effective if elected by the Employer in Section 25 of the Adoption Agreement.

   4.2 ELIGIBILITY. Each Employee who is in the employ of the Employer on the day on which the Adoption Agreement is signed by the Employer and who meets the requirements of Section 4.3 shall be eligible to make an initial Deferral Election as of such date. If elected by the Employer in Section 26C of the Adoption Agreement, all Employees employed on the date the Adoption Agreement is signed by the Employer shall be eligible to make initial Deferral Elections as of such date even if they have not satisfied the minimum age and service requirements of Section 4.3. Each other Employee who meets the requirements of
Section 4.3 after the date the Adoption Agreement is signed by the Employer shall be eligible to make an initial Deferral Election as of the Entry Date specified by the Employer in Section 10 of the Adoption Agreement.

   4.3 ELIGIBILITY REQUIREMENTS. Each Employee who has completed the service requirement, if any, specified by the Employer in Section 26 of the Adoption Agreement and who has attained the minimum age, if any, specified in Section 26 of the Adoption Agreement shall be eligible to make a Deferral Election.

   4.4 ELECTIVE DEFERRALS. Each Eligible Employee may elect to make Elective Deferrals in accordance with this Section.

      (a) DEFERRAL ELECTIONS. A Deferral Election shall be made only on such form and in such manner as shall be prescribed by the Plan Administrator. A Deferral Election shall be effective on the first day of the payroll period elected by the Employer in Section 28 of the Adoption Agreement, or as soon as admin istratively feasible thereafter, and shall remain in effect until amended or terminated as hereinafter provided. Such election may not be made retroactively.

       (b) AMENDMENT OR TERMINATION OF DEFERRAL ELECTIONS. A Participant may amend a Deferral Election effective on the first day of the payroll period elected by the Employer in Section 29 of the Adoption Agreement and may terminate a Deferral Election at any time by giving notice to the Plan Plan Administrator. A Deferral Election shall be amended or terminated only on such form and in such manner as shall be prescribed by the Plan Administrator. A Participant who terminates a Deferral Election may make a subsequent Deferral Election which shall be effective on the first day of the payroll period elected by the Employer in Section 30 of the Adoption Agreement.

       (c) RESTRICTIONS AND ADJUSTMENTS. The Plan Administrator may restrict and reduce the amount of Elective Deferrals elected to be made by Participants if the Plan Administrator determines such restriction or reduction is necessary to comply within the limitations contained in this Article.

       (d) DOLLAR LIMITATION ON ELECTIVE DEFERRALS. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

       (e) EXCESS ELECTIVE DEFERRALS. A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before the date specified in Section 31 of the Adoption Agreement of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer.

       Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of: (i) income or loss allocable to the Participant's Elective Deferrals Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the Participant's Account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and (ii) 10% of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

       Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

       (f) ACTUAL DEFERRAL PERCENTAGE TEST.

           1. TEST. The Actual Deferral Percentage for Participants who are Highly Compensated Employees for each Plan Year and the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one (1) of the following tests:

              (i) The Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

              (ii) The Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 2.0; provided, that the Actual Deferral Percentage for Participants who are Highly Compensated Employees does not exceed the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

       2. SPECIAL RULES:

              (i) The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the Actual Deferral Percentage test) allocated to his or her accounts under two (2) or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

              (ii) In the event that this Plan satisfies the requirements of
   Section 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one
   (1) or more other plans, or if one (1) or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.


              (iii) For purposes of determining the Actual Deferral Percentage of a Participant who is a 5% Owner or one (1) of the ten (10) most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Non-elective Contributions of Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the Actual Deferral Percentage test) and Compen sation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified Non-elective Contributions and Qualified Matching Contributions, or both) and Compensation for the Plan Year of family members (as defined in Section 414(q)(6) of the Code). Family members, with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determin ing the Actual Deferral Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

              (iv) For purposes of Determining the Actual Deferral Percentage test, Elective Deferrals, Qualified Non-elective Con tributions and Qualified Matching Contributions must be made before the last day of the twelve
   (12)-month period immediately following the Plan Year to which contributions relate.

              (v) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

              (vi) The determination and treatment of the Actual Deferral Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

       (g) EXCESS CONTRIBUTIONS. Notwithstanding any other provisions of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. If such Excess Amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such Excess Amounts arose, a 10% excise tax will be imposed on the employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective por tions of the Excess Contributions attributable to each of such Employees under the leveling method prescribed in the regulations under Section 401(k) of the Code. Excess contributions of Parti cipants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each family member that is combined to determine the combined to determine the combined Actual Deferral Percentage.

              Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of:

(i) income or loss allocable to the Participant's Elective Deferrals Account (and, if applicable, the Qualified Non-elective Contributions Account or the Qualified Matching Contributions Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's Account balance attributable to Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the Actual Deferral Percentage test) without regard to any income or loss occurring during such Plan Year; and (2) 10% of the amount determined under
(i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the

15th of such month. Excess Contributions shall be treated as Annual Additions under the Plan.

      (h) ACCOUNTING FOR EXCESS CONTRIBUTIONS: Excess Contributions shall be distributed from the Participant's Elective Deferrals Account and Qualified Matching Contributions Account (if applic able) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the Actual Deferral Percentage test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-elective Contribution Account only to the extent that such Excess Contribu tions exceed the balance in the Participant's Elective Deferrals Account and Qualified Matching Contributions Account. Excess Con tributions shall be treated as Annual Additions under the Plan.

      (i) CONTRIBUTIONS TREATED AS ELECTIVE CONTRIBUTIONS. All or a part of the Qualified Non-elective Contributions and Qualified Matching Contributions made with respect to Eligible Employees may be treated as Elective Contributions in accordance with the pro visions of Section 1.401(k)-1(b)(3) of the regulations which are incorporated by reference.

   4.5 MATCHING CONTRIBUTIONS. If elected by the Employer in Section 32 or 33 of the Adoption Agreement, the Employer will make Matching Contributions, Qualified Matching Contributions, or both.

       (a) ACTUAL CONTRIBUTION PERCENTAGE TEST:

           1. The Actual Contribution Percentage for Participants who are Highly Compensated Employees for each Plan Year and the Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one (1) of the following tests:

              (i) The Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

              (ii) The Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by two (2); provided, that the Actual Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Actual Contribution Percentage for Participants who are Non-highly Compensated Employees by more than (2) percentage points.

           2. SPECIAL RULES:

              (i) If one (1) or more Highly Compensated Employees participate in both a cash or deferral arrangement and a plan subject to the Actual Contribution Percentage test maintained by the Employer and the sum of the Actual Deferral Percentage and Actual Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the aggregate limit, then the Actual Contribution Percentage of those Highly Com pensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employees whose Actual Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution. The Actual Deferral Percentage and Actual Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Actual Deferral Percentage and Actual Con tribution Percentage tests. Multiple use does not occur if both the Actual Deferral Percentage and Actual Contribution Percentage of the Highly Compensated Employees do not exceed 1.25 multiplied by the Actual Deferral Percentage and Actual Contribution Percentage of the Non-highly Compensated Employees.

              (ii) For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allo cated to his or her Account under two (2) or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee partici pates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

              (iii) In the event that this Plan satisfies the requirements of
   Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one
   (1) or more other plans, or if one (1) or more plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they had the same Plan Year.

              (iv) For purposes of determining the Contribution Percentage of a Participant who is a 5% Owner or one (1) of the ten (10) most highly-paid Highly Compensated Employees, the Contribu tion Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of family members (as defined in Section 414(q)(6) of the Code). Family members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in deter mining the Contribution Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

              (v) For purposes of determining the Actual Contribution Percentage test, Employee Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Quali fied Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12)- month period beginning on the day after the close of the Plan Year.

              (vi) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Contribution Percentage test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

              (vii) The determination and treatment of the Contribu tion Percentage of any Participant shall satisfy such other re quirements as may be prescribed by the Secretary of the Treasury.

       (b) EXCESS AGGREGATE CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to family member aggregation rules shall be allocated among the family members in proportion to the Employee and Matching Con tributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the Actual Contribution Percentage. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such Excess Amounts arose, a 10% excise tax will be imposed on the employer maintaining the plan with respect to those amounts. Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of:

              (i) income or loss allocable to the Participant's Nonde ductible Voluntary Account, Matching Contribution Account (if any and if all amounts therein are not used in the Actual Deferral Per centage test) and, if applicable, Qualified Non-elective Contribu tion Account and Elective Deferrals Account of the Plan Year multiplied by a fraction, the numerator of which is such Partici pant's Excess Aggregate Contributions for the year and the denominator is the Participant's Account Balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and (ii) 10% of the amount determined under
   (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribu tion, counting the month of distribution if distribution occurs after the 15th of such month. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

      (c) ACCOUNTING FOR EXCESS AGGREGATE CONTRIBUTIONS. Excess Aggregate Contributions shall be forfeited, if forfeitable or distributed on a pro-rata basis from the Participant's Nondeductible Voluntary Contributions Account, Matching Contributions Account and Qualified Matching Contributions Account (and, if applicable, the Participant's Qualified Non-elective Contributions Account or Elective Deferrals Account, or both).

       (d) CONTRIBUTIONS TREATED AS MATCHING CONTRIBUTIONS. All or a part of the Qualified Non-elective Contributions and Elective Contributions made with respect to Eligible Employees may be treated as Matching Contributions in accordance with the provisions of Section 1.401(m)-1(b)2 of the regulations which are incorporated by reference.

   4.6 QUALIFIED NON-ELECTIVE CONTRIBUTIONS. In addition, in lieu of distributing Excess Contributions or Excess Aggregate Contributions and to the extent elected by the Employer in the Adoption Agreement, the Employer may make Qualified Non-elective Contributions on behalf of Non-highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Actual Contribution Percentage test, or both, pursuant to regulations under the Code.

   4.7 DISTRIBUTION LIMITATION. Notwithstanding any provision of this Plan to the contrary, distribution from a Participant's Elective Deferrals Account, Qualified Non-elective Contributions Account and Qualified Matching Contributions Account and income allocable to each shall not be made or commence earlier than upon the occurrence of one (1) of the following events:

      (a) the Participant's death, Disability, retirement or separa tion from service.

      (b) termination of the Plan without establishment of a succes sor defined contribution plan.

      (c) if the Employer is a corporation, the sale or other dispo sition by the Employer to an unrelated corporation of substantially all the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of the Employer if such Employer continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the entity acquiring such assets.

      (d) if the Employer is a corporation, the sale or other disposition by the Employer of its interest in a subsidiary (within the meaning of Section 409(d)(3)) to an unrelated entity if the Employer continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

      (e) The Participant's attainment of age 59 1/2.

      (f) The hardship of the Participant as hereinafter defined.

   Distributions that may be made in accordance with this Section are subject to the spousal and Participant consent requirements contained in Sections 401(a)(11) and 417 of the Code.

   4.8 HARDSHIP DISTRIBUTIONS. If elected by the Employer in Section 38 of the Adoption Agreement, distribution of Elective Deferrals (and earnings thereon accrued as of December 31, 1988) may be made to a Participant in the event of a hardship. Hardship distributions are, however, subject to the spousal consent requirements contained in Sections 401(a)(11) and 417 of the Code.

       (a) DEFINITION. For the purposes of this Section, hardship is defined as an immediate and heavy financial need of the Participant where such Participant lacks other available resources.

       (b) SPECIAL RULES:

           1. The following are the only financial needs considered immediate and heavy:

              (i) deductible medical expenses (within the meaning of Section 213(d) of the Code) of the Participant, the Participant's Spouse, children or dependents;

              (ii) purchase (excluding mortgage payments) of a prin cipal residence for the Participant;

              (iii) payment of tuition for the next quarter or seme ster for post-secondary education for the Participant, the Participant's Spouse, children or dependents;

              (iv) need to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence.

           2. A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

              (i) The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans under all plans maintained by the Employer;

              (ii) All plans maintained by the Employer provided that the Participant's Elective Deferrals (and Employee contributions) will be suspended for twelve (12) months after the receipt of the hardship distribution;

              (iii) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution); and

              (iv) All plans maintained by the Employer provided that the Participant may not make Elective Deferrals for the Partici pant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such Participant's Elective Deferrals for the taxable year of the hardship distribution.

       (c) SUSPENSION OF ELECTIVE DEFERRALS. Elective Deferrals of a Participant who receives a hardship distribution of Elective Deferrals from any plan of the Employer shall be suspended for a period of twelve (12) months after receipt of the hardship distri bution.

       (d) ADDITIONAL LIMITATION ON ELECTIVE DEFERRALS. Elective De ferrals of a Participant for the Participant's taxable year immediately following the taxable year in which he or she receives a hardship distribution of Elective Deferrals from any plan of the Employer shall not exceed the excess of the applicable limit under Section 402(g) of the Code for such taxable year reduced by the amount of the Participant's Elective Deferrals for the taxable year in which he or she receives the hardship distribution.

                                    ARTICLE 5

                      NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS

   5.1 CONTRIBUTIONS. Participants may not make Nondeductible Voluntary Contributions to the Trust for Plan Years beginning after December 31, 1986.

   5.2 SEPARATE ACCOUNT. A separate account shall be maintained by the Trustee for the Nondeductible Voluntary Contributions made by each Participant for Plan Years ending on or before December 31, 1986.

   5.3 WITHDRAWALS. A Participant may elect to make a withdrawal from his or her Nondeductible Voluntary Account as of any Valuation Date. A withdrawal may be made by delivering a written withdrawal request to the Plan Administrator, at least ten (10) days in advance of the Valuation Date as of which the withdrawal is to be made. If the Plan is subject to the minimum survivor annuity requirements of ARTICLE 11, the Participant must obtain the consent of his or her spouse to make a withdrawal. Spousal consent must be obtained no earlier than the beginning of the ninety
(90) day period that ends on the date on which the withdrawal is to be made. The consent must be in writing, must acknowledge the effect of the withdrawal, and must be witnessed by a notary public. Upon receipt of a withdrawal request and, if required, spousal consent, the Plan Administrator shall direct the Trustee to distribute the amount to be withdrawn.

   5.4 NONFORFEITABLE. Each Participant shall have a fully vested and nonforfeitable right to his or her Nondeductible Voluntary Account at all times.

                                    ARTICLE 6

                       DEDUCTIBLE VOLUNTARY CONTRIBUTIONS

   6.1 NO ADDITIONAL CONTRIBUTIONS. Participants may not make Deductible Voluntary Contributions to the Trust for Plan Years beginning after December 31, 1986.

   6.2 SEPARATE ACCOUNT. A separate account shall be maintained by the Trustee for the Deductible Voluntary Contributions of each Participant.

  6.3 LIFE INSURANCE PROHIBITION. No portion of a Participant's Deductible Voluntary Account shall be used to purchase life insurance.

   6.4 WITHDRAWALS. A Participant may withdraw all or any portion of the balance of his or her Deductible Voluntary Account as of any Valuation Date. A withdrawal may be made by delivering a written withdrawal request to the Plan Administrator, at least ten (10) days in advance of the Valuation Date as of which the withdrawal is to be made. If the Plan is subject to the minimum survivor annuity requirements of ARTICLE 11, the Participant must obtain the consent of his or her spouse to make a withdrawal. Spousal consent must be obtained no earlier than the beginning of the ninety (90) day period that ends on the date on which the withdrawal is to be made. The consent must be in writing, must acknowledge the effect of the withdrawal, and must be witnessed by a notary public. Upon receipt of a withdrawal request and, if required, spousal consent, the Plan Administrator shall direct the Trustee to distribute the amount to be withdrawn. At the time of notifying the Trustee of a withdrawal request, the Plan Administrator shall furnish the Trustee with the information and documentation required to enable the Trustee to comply with all applicable reporting and disclosure requirements.

   6.5 NONFORFEITABLE. Each Participant shall have a fully vested and nonforfeitable right to his or her Deductible Voluntary Account at all times.

                                    ARTICLE 7

                         ROLLOVERS AND DIRECT TRANSFERS

   7.1 ROLLOVER CONTRIBUTIONS. If permitted by the Employer under Section 15 of the Adoption Agreement, an Employee who has received a qualified total distribution (as defined in Section 402(a)(5)(E)(i) of the Code) from an Employee's trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code (other than a distribution to a 5% Owner or a person who was a 5% Owner at any time during the five (5) Plan Years before the distribution was made) may transfer all or any portion of such distribution to the Trust; provided, the transfer is made to the Trust not later than the sixtieth (60th) day following the day on which the Employee received such distribution. In addition, an Employee who receives a total distribution from an individual retirement account (within the meaning of Section 408(a) of the Code) which is attributable solely to a rollover of a qualified total distribution (as hereinbefore defined) from an Employee's trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code (other than a trust forming part of a plan under which the Employee was an employee within the meaning of Section 401(c) of the Code at the time contributions were made on his or her behalf under the trust) may transfer the entire amount distributed to the Trust; provided, the transfer is made to the Trust not later than the sixtieth
(60th) day following the day on which the Employee received such distribution. A rollover contribution shall be credited to a rollover account on behalf of the contributing Employee and such Employee shall have a fully vested and nonforfeitable interest in his or her rollover account. The rollover account of any Employee who is not a participant shall be administered, invested and distributed as if such amount constituted an Elective Contributions Account. The rollover account of a Participant shall be administered, invested and distributed in the same manner and at the same time as his or her Elective Contributions Account.

   7.2 DIRECT TRANSFERS. If permitted by the Employee under Section 15 of the Adoption Agreement, the assets of another retirement plan may, with the prior consent of the Plan Administrator, be directly transferred to the Trust; provided, immediately prior to the transfer, the transferor plan is qualified under Section 401(a) of the Code and the related trust is exempt under Section 501(a) of the Code. Upon receipt, the Plan Administrator shall credit the Account of each Employee who participated in the transferor plan with the portion of the transferred assets standing to the credit of such Employee under the transferor plan immediately prior to such transfer; provided, such amount shall be separately accounted for as hereinafter provided. Each Employee shall have a fully vested and nonforfeitable interest in his or her transfer account.

                                    ARTICLE 8

                         LIMITATION ON ANNUAL ADDITIONS

   8.1 SINGLE PLAN COVERAGE. If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer or a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition, the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of Elective Deferrals that may be made with respect to any individual under the limits of Section 415 of the Code, or under other limited facts and circumstances that the Commissioner of Internal Revenue finds justify the availability of the rules set forth in this Section, the Annual Additions for a particular Participant will exceed the Maximum Permissible Amount for any Limitation Year, then the excess amount shall be reduced so that the Annual Additions for the Limitation Year will be equal to the Maximum Permissible Amount.

       (a) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

       (b) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limit ation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

       (c) If pursuant to the preceding subsection, as a result of the allocation of forfeitures, a reasonable error in determining the amount of Elective Deferrals that may be made with respect to any individual, or under other limited facts and circumstances deter mined by the Commissioner, there is an Excess Amount, the excess will be disposed of as follows:

           1. Any Nondeductible Employee Contributions, to the extent they would reduce the Excess Amount, will be returned to the Parti cipant;

           2. Then, Elective Deferrals, to the extent they would reduce the
   Excess Amount, plus the net income and gains attribu   table thereto, will be
   returned to the Participant;

           3. If after the application of paragraphs 1 and 2 an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Partici pant's Account will be used to reduce Employer Contributions (in cluding any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

           4. If after the application of paragraphs 1 and 2 an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions (including alloca tion of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

           5. If a suspense account is in existence at any time during the Limitation Year of this Section, it will not participate in the Allocation of the Trust's investment gains and losses. If a sus pense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to the Participants' Accounts before any Employer or Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Partici pants or former Participants.

   8.2 MULTIPLE REGIONAL PROTOTYPE COVERAGE. This Section applies if, in addition to this Plan, the Participant is covered under another qualified Regional prototype defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition during any Limitation Year. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

       (a) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in this Article.

       (b) As soon as is administratively feasible after this end of the Limitation Year, the Maximum Permissible Amount for the Limit ation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

       (c) If, pursuant to subsection (b) of this Section or as a re result of the allocation of forfeitures, a reasonable error in determining the amount of Elective Deferrals that may be made with respect to any individual, or under other limited facts and circumstances determined by the Commissioner, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that annual additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

       (d) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of,

           1. the total Excess Amount allocated as of such date,

           2. the ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the Partici pant for the Limitation Year as of such date under this and all the other qualified Regional prototype defined contribution plans.

Any Excess Amount attributed to this Plan will be disposed in the manner previously described.

   8.3 COVERAGE UNDER INDIVIDUALLY DESIGNED PLAN. If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Regional Prototype Plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Section 8.2 as though the other plan were a Regional Prototype Plan unless the Employer provides other limitations in the Adoption Agreement.

   8.4 COVERAGE UNDER DEFINED BENEFIT PLAN. If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with the Adoption Agreement.

   8.5 DEFINITIONS. The following terms, when used herein, shall have the meanings as hereinafter set forth:

       (a) "Compensation" means a Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

          1. Employer Contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

          2. Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferrable or is no longer subject to a substantial risk of forfeiture;

        3. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

        4. Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Internal Revenue Code (whether or not the amounts are actually excludable from the gross income of the Employee).

          For purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includable in gross income during such limitation year.

          Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally Disabled (as defined in Section 22(e)(3) of the Internal Revenue Code) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally Disabled; such imputed Compensation for the Disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in Section 414(q) of the Code) and contributions made on behalf of such Participant are non-forfeitable when made.

      (b) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code or 140% of the highest average Compensation, including any adjustments under
   Section 415(b) of the Code.

       Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one
(1) or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986 the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all limitation years beginning before January 1, 1987.

       (c) "defined Contribution Dollar Limitation" means $30,000 or if greater, one-fourth of the defiend benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

       (d) "Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125% of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or 35% of the Participant's Compensation for such year.

       If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one (1) or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

       The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

       (e) "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

       (f) "Highest Average Compensation" means the average compensation for the three(3) consecutive years of service with the Employer that produces the highest average. A year of service with the Employer is the twelve
   (12)-consecutive month period coinciding with the Limitation Year.

       (g) "Regional Plan" means a plan, the form of which is the subject of a favorable notification letter from the Internal Revenue Service.

       (h) "Maximum Permissible Amount" means the maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year which shall not exceed the lesser of:

           1. the Defined Contribution Dollar Limitation, or
           2. 25% of the Participant's Compensation for the Limitation
   Year.

   The compensation limitation referred to in paragraph 2 shall not apply to any contribution for medical benefits (within the meaning of

Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under Section 415(1)(1) or 419A(d)(2) of the Code.

   If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12)-consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                  NUMBER OF MONTHS IN THE SHORT LIMITATION YEAR
                  ---------------------------------------------
                                       12

       (i) "Projected Annual Benefit" shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight-life annuity if such benefit is expressed in a form other than a straight-life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming:

             1. the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

             2. the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                                    ARTICLE 9

                             ACCOUNTS AND VALUATION

   9.1 PARTICIPANT'S ACCOUNTS. The Trustee shall establish and maintain a separate Account for each Participant which shall separately state:

      (a) the Participant's share of Employer Contributions and forfeitures, if any attributable to Employer Contributions and the income, expenses, gains and losses of the Trust Fund attributable thereto (such portion of a Participant's Account shall be referred to as his or her "Employer Contributions Account"); and

      (b) the Participant's Elective Deferrals, if any, and the income, expenses, gains and losses of the Trust Fund attributable thereto (such portion of a Participant's Account shall be referred to as his or her "Elective Deferrals Account"); and

      (c) the Participant's share of Matching Contributions and forfeitures, if any, attributable to Matching Contributions and the income, expenses, gains and losses of the Trust Fund attributable thereto (such portion of a Participant's Account shall be referred to as his or her "Matching Contributions Account"); and

      (d) the Participant's share of Qualified Non-elective Contributions and the income, expenses, gains and losses of the Trust Fund attributable thereto (such portion of a Participant's Account shall be referred to as his or her "qualified Non-elective Contributions Account"); and

      (e) the Participant's share of Qualified Matching

   Contributions and the income, expenses, gains and losses of the Trust Fund attributable thereto (such portion of a Participant's Account shall be referred to as his or her "Qualified Matching Contributions Account"); and

      (f) the Participant's Nondeductible Voluntary Contributions and the income, expenses, gains and losses of the Trust Fund attributable thereto (such portion of a Participant's Account shall be referred to as his or her "Nondeductible Voluntary Account"); and

      (g) the Participant's Deductible Voluntary Contributions and the income, expenses, gains and losses of the Trust Fund attributable thereto (such portion of a Participant's Account shall be referred to as his or her Deductible Voluntary Account"); and

      (h) the Participant's rollover contributions and the income, expenses, gains and losses of the Trust Fund attributable thereto (such portion of a Participant's Account shall be referred to as his or her "Rollover Account"); and

      (i) the assets transferred from another qualified plan on behalf of the Participant and the income, expenses, gains and losses of the Trust Fund attributable thereto (such portion of a Participant's Account shall be referred to as his or her "Transfer Account").

   9.2 ADJUSTMENTS.

       (a) If the Employer has elected to provide separate Investment Funds under Section 17 of the Adoption Agreement, the Trustee shall adjust the Participants' Accounts as of each Valuation Date as follows:

           1. First, determine the fair market value of each Investment Fund;

           2. Second, allocate the income, expenses, gains and losses of each Investment Fund among the Accounts in Proportion to the Account balances (to the extent invested in such fund) as of the preceding Valuation Date;

           3. Third, credit to the separate Account of each Participant the contributions made on his or her behalf and the Participant's loan repayments since the preceding Valuation Date; and

           4. Fourth, charge to the separate Account of each Participant all distributions and loans made from such Account, including payments made for life insurance premiums, if any, since the last preceding Valuation Date;

           5. Fifth, adjust each Participant's Account to reflect transfers among the Investment Funds.

       (b) If the Adoption Agreement does not provide for separate investment funds, the Trustee shall, except as hereinafter provided, adjust the Participant's Accounts as of each Valuation Date as follows:

           1. First, determine the fair market value of the Trust
   Fund;

           2. Second, allocate the income, expenses, gains and losses of the Trust Fund among the Accounts in proportion to the Account balances, as of the preceding Valuation Date.

           3. Third, allocate and credit the Employer's Contribution and forfeitures, if any, which are to be credited as of such Valuation Date in accordance with the applicable Plan provisions;

           4. Fourth, credit each Participant's Account with his or her contributions which are to be credited as of such Valuation Date; and

           5. Fifth, charge to the Account of each Participant all distributions made from such Account, including payments made for life insurance premiums, since the last preceding Valuation Date.

   9.3 ALLOCATION OF EMPLOYER CONTRIBUTIONS. As of the last Valuation Date of each Plan Year, the Trustee shall allocate and credit the Employer Contributions for such Plan Year to the separate Accounts of the Participants entitled to share therein for such year in accordance with the applicable provisions of
Section 12 of the Adoption Agreement.

   9.4 ALLOCATION OF ELECTIVE DEFERRALS, MATCHING CONTRIBUTIONS AND QUALIFIED MATCHING CONTRIBUTIONS. Elective Deferrals, Matching Contributions and Qualified Matching Contributions made on behalf of a Participant shall be allocated to his or her Account as of the Valuation Date coinciding with or next following the date on which such contributions are received by the Trustee; provided, however, that any such contributions made after the last Valuation Date of a Plan Year which are attributable to such year shall be allocated as of the last Valuation Date of such year.

   9.5 ALLOCATION OF QUALIFIED NON-ELECTIVE CONTRIBUTIONS. Qualified Non-elective Contributions shall be allocated, as of the last Valuation Date of each Plan Year, to the Qualified Non-elective Contributions Account of each Participant specified in Section 34 of the Adoption Agreement in the ratio that such Participant's total Compensation for the Plan Year bears to all such Participants' total Compensation for the year.

   9.6 ALLOCATION OF ROLLOVER CONTRIBUTIONS AND DIRECT TRANSFERS. Any rollover contribution or direct transfer of plan assets made on behalf of an Employee shall be allocated to his or her Account as of the Valuation Date coinciding with or next following the date on which such contribution or transfer is received by the Trustee.

   9.7 ALLOCATION OF FORFEITURES. Unless the Employer elects to apply forfeitures to reduce Employer Contributions in accordance with Section 20(b) of the Adoption Agreement, the Trustee shall, as of the last Valuation Date of each Plan Year, allocate and credit the forfeitures for such Plan Year, in excess of the amount required to make restoration in accordance with Section 10.5 of the Plan, in accordance with Section 13 of the Adoption Agreement.

   9.8 PARTICIPANTS ENTITLED TO SHARE IN EMPLOYER CONTRIBUTIONS AND FORFEITURES. A Participant shall be entitled to share in Employer Contributions and forfeitures, if any, for a Plan Year if he or she meets the requirements elected by the Employer in Section 12 of the Adoption Agreement.

   9.9 PARTICIPANTS ENTITLED TO SHARE IN QUALIFIED NON-ELECTIVE CONTRIBUTIONS. Those Participants specified by the Employer in Section 34 of the Adoption Agreement shall be entitled to share in Qualified Non-elective Contributions.

   9.10 REPORTS TO PARTICIPANTS. The Trustee shall, at least annually, determine each Participant's share of the Trust Fund and furnish each Participant with a statement summarizing his or her Account.

                                   ARTICLE 10

                                  DISTRIBUTIONS

   10.1 RETIREMENT. A Participant who attains the Normal Retirement Age shall have a fully vested and nonforfeitable right to his or her Account. Following retirement, such Participant shall receive distribution of his or her Account in such manner and at such time as hereinafter provided.

   10.2 DISABILITY. If a Participant retires on account of a Disability, such Participant shall have a fully vested and nonforfeitable right to his or her Account. Following retirement, such Participant shall receive distribution of his or her Account in such manner and at such time as hereinafter provided.

   10.3 PARTICIPANT'S DEATH. If a Participant dies before complete distribution of his or her Account, the undistributed balance of the Participant's Account shall be distributed to his or surviving Spouse. If a Participant is not survived by a Spouse or if the Participant's surviving Spouse has consented, the undistributed balance of the Participant's Account shall be distributed to his or her Beneficiary. To be effective, the Spouse's consent must be in writing, must acknowledge the effect thereof, must be witnessed by a notary public and must either:

        (a) State the specific Beneficiary (including any class of beneficiaries or any contingent beneficiaries) who will receive the Participant's Account; or

        (b) Subject to the provisions of this subsection, permit the Participant to change the Beneficiary without any requirement of further consent by his or her Spouse. A general consent pursuant to this subsection will be effective only if it acknowledges that the Spouse has the right to limit his or her consent to a specific Beneficiary and that the Spouse voluntarily elects to relinquish that right.

   A Spouse's consent shall be irrevocable and shall be effective only with respect to the consenting Spouse.

   Subject to the preceding provisions of this Section, each Participant may from time to time, by completing and signing a form furnished by the Plan Administrator, designate a Beneficiary (who may be designated concurrently, contingently, or successively) to receive the undistributed balance of the Participant's Account upon his or her death. Each beneficiary designation shall revoke all prior designations by the Participant and will be effective only when filed in writing with the Plan Administrator during the Participant's lifetime. If a Participant fails to designate a Beneficiary before his or her death as aforesaid, or if no Beneficiary survives the Participant (including any successor or contingent Beneficiary), then the Participant's Account shall be distributed to his or her surviving Spouse, but if the Participant is not survived by a Spouse, to such of the Participant's issue who survive him or her, such issue to take per stirpes, but if the Participant is not survived by a Spouse or any issue, then to the Participant's estate.

   Following a Participant's death, the undistributed balance of his or her Account shall be distributed in such manner and at such time as hereinafter provided.

   10.4 TERMINATION OF EMPLOYMENT. If Participant ceases to be employed by the Employer prior to attaining the Normal Retirement Age for any reason other than Disability or death, such Participant shall receive distribution of the vested portion of his or her Account in such manner and at such time as hereinafter provided. The vested portion of the Participant's Account shall be equal to the sum of:

      (a) The Participant's Elective Deferrals Account, Qualified Non-elective Contributions Account, Qualified Matching Contributions Account, Nondeductible Voluntary Account, Deductible Voluntary Account, Rollover Account and Transfer Account.

      (b) The percentage of the Participant's Employer Contributions Account determined in accordance with the schedule elected by the Employer in Section 19 of the Adoption Agreement.

      (c) The percentage of the Participant's Matching Contributions Account determined in accordance with the schedule elected by the Employer in Section 35 of the Adoption Agreement.

   10.5 FORFEITURES. If a Participant ceases to be employed by the Employer and the Participant's vested Account balance is not greater than $3,500, the Participant shall receive distribution of the value of the entire portion of such Account balance and the nonvested portion shall be treated as a forfeiture. For purposes of this Section, if the value of the Participant's vested Account balance is zero, the Participant shall be deemed to have received a distribution of such vested Account balance. A Participant's vested Account balance shall not include accumulated deductible employee contributions within the meaning of
Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1,
1989.

   If a Participant terminates service, and elects in accordance with Section
10.7 to receive the value of the Participant's vested Account balance, the nonvested portion shall be treated as a forfeiture. If the Participant elects to have distributed less than the entire vested portion of the Account balance, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived Account balance.

   If a Participant resumes employment covered under this Plan:

      (a) The balances of his or her Employer Contributions Account and Matching Contributions Account as of the Valuation Date coinciding with or next following the date he or she ceased to be employed by the Employer shall be restored if the Participant was not vested in any portion of said accounts at the time he or she ceased to be employed and the Participant resumes employment covered under this Plan before the date the Participant incurs five (5) consecutive Breaks in Service, or

      (b) The amount forfeited shall be restored to his or her Employer Contributions Account and Matching Contributions Account if the Participant was vested in any portion of said accounts at the time he or she ceased to be employed by the Employer and the Participant repays to the Plan the full amount of the distribution attributable to said accounts before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs five (5) consecutive Breaks in Service following the date of the distri-bution.

   Restoration shall be made by the end of the Plan Year following the Plan Year in which the Participant is reemployed by the Employer or, if restoration is conditioned upon repayment by the Participant, by the end of the Plan Year following the Plan Year in which repayment is made. Restoration shall first be made out of forfeitures and to the extent forfeitures are insufficient, then out of Employer Contributions for the last Plan Year which restoration may be made. To the extent forfeitures are insufficient, the Employer shall contribute such additional amount as is required to make restoration.

   The amounts forfeited by Participants in any Plan Year shall be used to make restoration in accordance with this Section and shall, to the extent forfeitures exceed the amounts required to make restoration, be applied in the manner elected by the Employer in Section 20 of the Adoption Agreement.

   10.6 MANNER OF DISTRIBUTION TO PARTICIPANTS. Except as otherwise provided, each Participant may elect to have his or her Account distributed in a lump sum or over one (1) of the following periods:

      (a) the life of the Participant,

      (b) the life of the Participant and a Designated Beneficiary,

      (c) a period certain not extending beyond the Life Expectancy of the Participant, or

      (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

   All distributions required under this Article shall be determined and made in accordance with the Proposed Regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Proposed

Regulations. Each optional form of benefit must be made available to all Participants on a nondiscriminatory basis, regardless of whether a particular form of benefit is the actuarial equivalent of any other optional form of benefit under the Plan.

   10.7 COMMENCEMENT OF DISTRIBUTIONS TO PARTICIPANTS. A Participant may elect to receive or commence receiving distribution of the vested portion of his or her Account as of any Valuation Date after the date he or she ceases to be employed by the Employer. An election shall be made by delivering a written election to the Plan Administrator at least (30) days in advance of the Valuation Date as of which distribution is to be made or commence and distribution shall be made or commence as soon as practicable after such Valuation Date. Notwithstanding the provisions of this Section to the contrary:

      (a) If the value of a Participant's Vested Account Balance derived from Employer and Employee contributions does not exceed $3,500, the Participant's Vested Account Balance shall be distributed in a lump sum as of the earlier of the Valuation Date elected by the Participant in accordance with this Section, or the last Valuation Date in the Plan Year in which he or she ceases to be employed by the Employer.

      (b) If the value of a Participant's Vested Account Balance derived from Employer and Employee contributions exceeds $3,500, and the Account balance is immediately distributable (as hereinafter defined), the Participant and, if he or she is married, the Participant's Spouse must consent to any distribution of the Participant's Account balance, provided:

           1. if distribution commences in the form of a Qualified Joint and Survivor Annuity, the consent of the Participant's Spouse shall not be required:

           2. if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to the provisions of the following Article, the consent of the Participant's Spouse shall not be required;

           3. neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code; and

           4. neither the consent of the Participant nor the Participant's spouse shall be required where distribution is made upon termination of the Plan if (i) the Plan does not offer an annuity option (purchased from a commercial provider) and (ii) the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code). However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan) then the Participant's Account balance shall be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.


   The consent of the Participant and his or her Spouse shall be obtained in writing within the ninety (90)-day period ending on the first day of the first period for which an amount is distributed as an annuity or in any other form ("annuity starting date"). The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3), and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date.

   Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the account balance is immediately distributable. (Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to a Participant pursuant to ARTICLE 11, only the Participant need consent to the distribution of an account balance that is immediately distributable). Neither the consent of a Participant nor the Participant's spouse shall be required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of this Plan if this Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's account balance will, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan) then the Participant's account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

   An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant before the Participant attains the later of age sixty-two (62) or the Normal Retirement Age.

   For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's Vested Account Balance shall not include amounts attributable to accumulated deductible employee contributions within the meaning of Section 72(o)(5)(b) of the Code.

      (c) If the value of a Participant's Vested Account Balance exceeds $3,500, and the Account balance is no longer immediately distributable (as hereinbefore defined), distribution shall commence, as of the Valuation Date elected by the Participant.

      (d) Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the the close of the Plan Year in which:

           1. the Participant attains age sixty-five (65);

            2. occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or,

           3. the Participant terminates service with the Employer.

   Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable (as hereinbefore defined), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

   10.8 DETERMINATION OF THE AMOUNT TO BE DISTRIBUTED EACH YEAR. If a Participant's Account is to be distributed in other than a lump sum, the following minimum distribution rules shall apply on or after the Participant's Required Beginning Date:

        (a) Individual Account.

            1. If a Participant's benefit is to be distributed over (i) a period not extending beyond the Life Expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (ii) a period not extending beyond the Life Expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Account balance by the Applicable Life Expectancy.

            2. For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

            3. For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Account balance by the lesser of (i) the Applicable Life Expectancy or (ii) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)9)-2 of the Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy without regard to the applicable divisor determined regulations Section 1.401(a)(9)-2.

            4. The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

            5. A Participant may accelerate distribution of the balance of his Account as of any Valuation Date by electing to receive the balance of his or her Account in a lump-sum, or electing to receive a specified portion of the balance of his or her Account. An election shall be made by delivering a written election to the Plan Administrator at least 30 days in advance of the Valuation Date as of which the accelerated distribution is to be made.

       (b) Other Forms. If the Participant's Account balance is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the regulations thereunder. Any annuity contract distributed from the Plan must be nontransferable and must comply with the provisions of the Plan.

   10.9 DIRECT DISTRIBUTION TO ELIGIBLE RETIREMENT PLAN. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this Section, the following terms shall have the meanings as hereinafter set forth:

      (a) "Eligible rollover distribution" means any distribution of all or portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

        (b) "Eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a Participant's surviving spouse, an eligible retirement plan is limited to an individual retirement account or individual retirement annuity.

        (c) "Distributee" means an Employee or former Employee. In addition, an Employee's or former Employee's surviving spouse and an Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

        (d) "Direct Rollover" means a payment by the Plan to the eligible retirement plan specified by the distributee.

   10.10 DISTRIBUTIONS TO BENEFICIARY. Following the death of a Participant, the Participant's Account shall, subject to the provisions of the following Article, be distributed to his or her

   Beneficiary. Distributions upon the death of a Participant shall be governed by the following rules:

        (a) In the event a Participant dies before distribution of his or her Account begins and his or her Spouse is the Beneficiary, distribution of the balance of the Participant's Account shall be made in a lump sum as of the Valuation Date following the date of the Participant's death, provided the Participant's Spouse may elect to receive distribution over his or her life or over a period certain not greater than his or her Life Expectancy commencing on or before the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died and
   (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

        (b) In the event a Participant dies before distribution of his or her Account begins and his or her Spouse is not the Beneficiary, distribution of the balance of the Participant's Account shall be made in accordance with paragraph 1 or 2 below:

            1. distribution shall be made in such manner as the Participant may elect or, in the absence of an election by the Participant, in such manner as the Beneficiary may elect, provided distribution of the Participant's Account Balance shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. For purposes of this subsection, if the surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of this subsection, with the exception of this paragraph, shall be applied as if the surviving Spouse were the Participant; or

           2. distribution shall be made, at the election of the Participant, or in the absence of an election by the Participant, at the election of the Designated Beneficiary, over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31, of the calendar year immediately following the calendar year in which the Participant died.

        (c) In the event a Participant dies after distribution of his or her Account has begun, distribution shall be made in accordance with subsection
   (a) of this Section if the Participant's Spouse is the Beneficiary or in accordance with subsection (b) of this Section if the Participant's Spouse is not the Beneficiary, provided the Participant's Account Balance shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

        (d) For the purposes of this Section, distribution of a Participant's Account is considered to begin on the Participant's Required Beginning Date. If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

        (e) If a Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's Account must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

        (f) For purposes of this Section, any amount paid to a child of a Participant shall be treated as if it had been paid to the Participant's surviving Spouse if the amounts becomes payable to the surviving Spouse when the child reaches the age of majority.

        (g) Unless the Participant has elected otherwise, his or her Beneficiary may accelerate distribution of the Participant's Account by electing to receive the balance of the Participant's Account in a lump sum or electing to receive a specified portion of the balance of the Participant's Account. An election shall be made by delivering a written election to the Plan Administrator at least thirty (30) days in advance of the Valuation Date as of which the accelerated distribution is to be made.

   10.11 DEFINITIONS. The following terms, when used herein, shall have the meanings as hereinafter set forth:

         (a) "Applicable Life Expectancy" means the Life Expectancy (or Joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one (1) for each calendar year which has elapsed since the date Life Expectancy was first calculated. The applicable calendar year is the first Distribution Calendar Year. If distribution is made in the form or an annuity purchased from an insurance company and annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

         (b) "Distribution Calendar Year" means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to the provisions of the preceding Section.

        (c) "5% Owner" means, for purposes of this Article, a Participant who is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416(i), but without regard to whether the Plan is Top Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year. Once distributions have begun to a 5% Owner under this Article, distribution must continue even if the Participant ceases to be a 5% Owner in a subsequent year.

        (d) "Life Expectancy" means the Life Expectancy and joint and last survivor expectancy computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. The Life Expectancy of a Participant or a Designated Beneficiary who is the Spouse of a Participant shall not be recalculated.

        (e) "Participant's Account Balance" means:
            1. The balance of the Participant's Account determined as of the last Valuation date in the Calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

            2. For purposes of paragraph 1 above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

       (f) "Required Beginning Date" of a Participant means the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2. The Required Beginning Date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with paragraph 1 or 2 below:

            1. The Required Beginning Date of a Participant who is not a 5% Owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

            2. The Required Beginning Date of a Participant who is a 5% Owner during any year beginning after December 31, 1979, is the first day of April following the later of (i) the calendar year in which the Participant attains age 70 1/2, or (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5% Owner, or the calendar year in which the Participant retires.

   The Required Beginning Date of a Participant who is not a 5% Owner, who attains age 70 1/2 during 1988, and who has not retired as of January 1, 1989, is April 1, 1990.

   10.12 TRANSITIONAL RULE. Notwithstanding the other requirements of this Article and subject to the requirements of the following Article, distribution on behalf of any Employee, including a 5% Owner, may be made in accordance with all the following requirements (regardless of when such distribution commences):

         (a) The distribution by the Trust is one which would not have disqualified the Trust under Section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

         (b) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

         (c) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

         (d) The Employee had accrued a benefit under the Plan as of December 31, 1983.

         (e) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority.

   A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

   For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a) and (e) above.

   If a designation is revoked, any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy
Section 401(a)(9) of the Code and the regulations thereunder, but for the
Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over form one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

   10.13 PARTICIPANT LOANS. If the Employer has elected under Section 21 of the Adoption Agreement to permit Participant loans, the Plan Administrator may direct the Trustee to make a loan to a Participant or, if elected under Section 21 of the Adoption Agreement, a beneficiary subject to the following limitations and requirements:

        (a) A Participant or beneficiary may request a loan by filing a written loan application with the Plan Administrator. The application shall contain such information as the Plan Administrator may reasonably request.

        (b) Plan loans shall be available to all Participants and beneficiaries on a reasonably equivalent basis and without regard to race, color, religion, sex, age or national origin. In approving loans, the Plan Administrator shall give consideration only to those factors which would normally be considered by banks or other lending institutions in evaluating a person's credit worthiness. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

        (c) A loan to any participant or beneficiary, when added to the balance of all other outstanding loans to such Participant or Beneficiary from qualified retirement plans maintained by the Employer shall not exceed the lesser of:

           1. Fifty Thousand Dollars ($50,000.00) reduced by the excess, if any, of:

              (i) the highest outstanding balance of loans from the Plan during the one (1) year period ending on the day before the date on which such loan is made, over

              (ii) the outstanding balance of loans from the Plan on the date on which the loan is made; or

           2. the greater of:

              (i) fifty percent (50%) of the fair market value of the Participant's (or Beneficiary's) vested interest in his or her Employer Contributions Account, Elective Deferrals Account, Matching Contributions Account, Qualified Non-elective Contributions Account, Qualified Matching Contributions Account and Nondeductible Voluntary Account, or

              (ii) the fair market value of the Participant's (or Beneficiary's) vested interest in said Accounts, not exceeding Ten Thousand Dollars ($10,000.00).

   For purposes of the above limitation, all loans from all qualified plans of the Employer and other members of a group of employers described in Sections 414(b), 414(c), 414(m) and 414(o) of the Code shall be aggregated.

        (d) Each loan shall be evidenced by a promissory note bearing a reasonable rate of interest as determined by the Plan Administrator taking into account interest rates currently being charged by banks and other lending institutions for similar loans. In addition, each loan shall be adequately secured. Collateral for a loan shall be comparable to that which a bank or other lending institution would require under similar circumstances and may consist of an assignment of the Participant's Account (exclusive of his or her Deductible Voluntary Account) if the Plan Administrator determines that an assignment adequately secures the loan. If the Plan is subject to the minimum survivor annuity requirements of ARTICLE 11, a Participant must obtain the consent of his or her Spouse, if any, to use of the Account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the ninety (90)-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan.

   If a valid spousal consent has been obtained in accordance with this subsection, then notwithstanding any other provision of this Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan shall be taken into account for purposes of determining the amount of the Account balance payable at the time of the death or distribution, but only if the reduction is used as repayment of the loan. If less than one hundred percent (100%) of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

         (e) Each Participant loan shall be made upon such terms and conditions as the Plan Administrator shall determine, provided:

             1. The term of a loan shall not exceed five (5) years unless the loan is used to acquire a dwelling unit which, within a reasonable time, is to be used as the principal residence of the Participant; and

             2. Except as may be provided in applicable regulations, the loan requires substantially level amortization of principal and interest over the term of the loan with payments not less frequently than quarterly.

        (f) A loan to a Participant shall be treated and accounted for as an investment of the Participant's Account and all loan payments shall be credited thereto.

        (g) In the event of default, foreclosure on a promissory note evidencing a Plan loan shall not occur until a distributable event occurs in the Plan.

        (h) No loans shall be made to any shareholder-employee or owner-employees. For purposes of this requirement, a shareholder employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

        (i) The Plan Administrator shall adopt and maintain a loan program which satisfies the requirements of Section 408(b)(1) of ERISA and the regulations thereunder. The program shall assure that Plan loans are awardable to Participants on a reasonably equivalent basis.

   10.14 HARDSHIP DISTRIBUTIONS. If elected by the Employer in Section 22 of the Adoption Agreement and the Plan is not integrated with Social Security, a Participant may receive a distribution from the vested portion of his or her Employer Contribution Account or Nondeductible Voluntary Account of an amount necessary to meet a hardship within the meaning of Section 4.8(a) and (b) (determined without regard to subparagraph (iv) of paragraph 2 of said subsection (b)). Hardship distributions are, however, subject to the spousal consent requirements contained in Sections 401(a)(11) and 417 of the Code.

                                   ARTICLE 11

                      MINIMUM SURVIVOR ANNUITY REQUIREMENTS

   11.1 APPLICATION. The provisions of this Article shall apply to any Participant who is credited with at least one (1) hour of service with the Employer on or after August 23, 1984, and such other Participants as hereinafter provided.

   11.2 QUALIFIED JOINT AND SURVIVOR ANNUITY. Unless an optional form of benefit is selected pursuant to a Qualified Election within the ninety (90)-day period ending on the annuity starting date, a married Participant's Vested Account Balance shall be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's Vested Account Balance shall be paid in the form of a life annuity. A Participant may elect to have such annuity distributed upon attainment of the Earliest Retirement Age under the plan.

   11.3 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before the annuity starting date then the Participant's Account Balance shall be applied toward the purchase of an annuity for the life of the Participant's surviving Spouse. The surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

   11.4 DEFINITIONS. The following terms, when used herein, shall have the meanings as hereinafter set forth:
        (a) "Election Period" means the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five
   (35) and ends on the date of the Participant's death.

   If a Participant separates from service prior to the first day of the Plan Year in which age thirty-five (35) is attained, with respect to the Account balance as of the date of separation, the Election Period shall begin on the date of separation.

   A Participant who will not yet attain age thirty-five (35) as of the end of any current Plan Year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election shall not be valid unless the Participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under Section 11.5. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this Article.

        (b) "Earliest Retirement Age" means the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

        (c) "Qualified Election" means a waiver of a Qualified Joint and Survivor Annuity or a qualified preretirement survivor annuity. Any waiver of a Qualified Joint and Survivor Annuity or a qualified preretirement survivor annuity shall not be effective unless: (i) the Participant's Spouse consents in writing to the election; (ii) the election designates a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (iii) the Spouse's consent acknowledges the effect of the election; and (iv) the Spouse's consent is witnessed by a Notary Public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designa tions by the Participant without any further spousal consent). If it is established to the satisfaction of the Plan Administrator that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election.

   Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the participant has received notice as hereinafter required.

        (d) "Qualified Joint and Survivor Annuity" means an immediate annuity for the life of the Participant with a survivor annuity for the life of his or her Spouse which is 50% of the amount of the annuity which is payable during the joint lives of the Participant and his or her Spouse and which is the amount of benefit which can be purchased with the Participant's Vested Account Balance. The percentage of the survivor annuity under the plan shall be 50%.

        (e) "Spouse" shall mean the spouse of the Participant, provided that a former spouse will be treated as the Spouse and a current spouse will not be treated as the Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

        (f) "Annuity Starting Date" means the first day of the first period for which an amount is paid as an annuity or any other form.

        (g) "Vested Account Balance" means the aggregate value of the Participant's Vested Account Balances derived from Employer and Employee's contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Article shall apply to a Participant who is vested in amounts attributable to Employer Contributions, Employee contributions (or both) at the time of death or distribution.

   11.5 NOTICE REQUIREMENTS.

        (a) In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall no less than thirty (30) days and no more than ninety
   (90) days prior to the annuity starting date provide each Participant a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;
   (iii) the rights of a Participant's Spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

        (b) In the case of a qualified preretirement survivor annuity as described in this Article, the Plan Administrator shall, within the applicable period, provide each Participant a written explanation of the qualified preretirement survivor annuity in which terms and in such manner as would be comparable to the explanation provided for meeting the requirements of subsection (a) of this Section applicable to a Qualified Joint and Survivor Annuity.

        (c) The applicable period for a Participant is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35); (ii) a reasonable period ending after this Article first applies to the Participant, (iii) a reasonable period ending after Section 11.5(d) ceases to apply to the Participant, or
   (iv) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age thirty-five (35).

   For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two 2-year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two (2)-year period beginning one
(1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

        (d) Notwithstanding the other requirements of this Section, the respective notices prescribed by this Section need not be given to a Participant if (1) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and (2) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and does not allow a married Participant to designate a nonspouse Beneficiary. For purposes of this Section, a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

   11.6 SAFE HARBOR RULES.

        (a) This Section shall apply to a Participant in a profit sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in Section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan, including a target benefit plan) if the following conditions are satisfied: (i) the Participant does not or cannot elect payments in the form of a life annuity; and (ii) on the death of a Participant, the Participant's Vested Account Balance will be paid to the Participant's surviving Spouse, but if there is no surviving Spouse, or if the surviving Spouse has consented in a manner conforming to a Qualified Election, then to the Participant's Beneficiary. The surviving Spouse may elect to have distribution of the Vested Account Balance commence within the ninety (90)-day period following the date of the Participant's death. The Account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the plan governing the adjustment of Account balances for other types of distributions. This subsection shall not be operative with respect to a participant in a profit sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the survivor annuity requirements of
   Section 401(a)(11) and Section 417 of the Code. If this subsection is operative, then the provisions of this Article, other than the following Section, shall be inoperative.

        (b) The Participant may waive the spousal death benefit described in this Section at any time provided that no such waiver shall be effective unless it satisfies the conditions that would apply to the Participant's waiver of the qualified preretirement survivor annuity.

        (c) For purposes of this Article, Vested Account Balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate Account balance attributable solely to accumulated deductible employee contributions within the meaning of Section 72(O)(5)(b) of the Code. In the case of a profit sharing plan, vested Account balance shall have the same meaning as provided in Section 11.4.

   11.7 TRANSITIONAL RULES.

        (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one (1) Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) Years of Vesting Service when he or she separated from service.

        (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one (1) Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with subsection (d) of this Section.

        (c) The respective opportunities to elect (as described in subsections
   (a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

        (d) Any Participant who has elected pursuant to subsection (b) of this Section and any Participant who does not elect under subsection (a) or who meets the requirements of subsection (a) except that such Participant does not have at least ten (10) Years of Vesting Service when he or she separates from service, shall have his or her benefits distributed in accordance with all the following requirements if benefits would have been payable in the form of a life annuity:

           1. If benefits in the form of a life annuity become payable to a married Participant who:

              (i) begins to receive payments under the Plan on or after the Normal Retirement Age; or

              (ii) dies on or after the Normal Retirement Age while still working for the Employer; or

              (iii) begins to receive payments on or after the Qualified Early Retirement Age; or

              (iv) separates from service on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least six (6) months before the Participant attains Qualified Early Retirement Age and end not more than ninety (90) days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

           2. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of

         (i) the 90th day before the Participant attains the Qualified Early Retirement Age, or (ii) the date on which participation begins, and ends on the date the Participant terminates employment.


           3. For purposes of this Section:

               (i) "Qualified Early Retirement Age" is the latest of:
                   (aa) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

                   (bb) the first day of the 120th month beginning before the Participant reaches normal retirement age, or

                   (cc) the date the Participant begins participation.

               (ii) "Qualified Joint and Survivor Annuity" is an annuity for the life of the Participant with a survivor annuity for the life of his or her Spouse as defined in Section 11.4(d).

                                   ARTICLE 12

                              TOP HEAVY PROVISIONS

   12.1 TOP HEAVY REQUIREMENTS. Notwithstanding any provision of this Plan to the contrary, if the Plan is or becomes Top Heavy in any Plan Year beginning after December 31, 1983, then the provisions of this Article shall become applicable and supersede any conflicting provisions of this Plan.

   12.2 MINIMUM VESTING REQUIREMENTS. For any Plan Year in which this Plan is Top Heavy, one of the minimum vesting schedules as elected by the Employer in
Section 23 of the Adoption Agreement will automatically apply to the Plan unless the vesting schedule under Section 19 of the Adoption Agreement provides for more rapid vesting. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of
Section 416 of the Code and benefits accrued before the Plan became Top Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top Heavy changes for any Plan Year. However, this Section does not apply to the Account balance of any Employee who does not have an Hour of Service after the Plan has initially become Top Heavy and such Employee's Account balance attributable to Employer contributions and forfeitures will be determined without regard to this Section.

   The minimum contributions required in accordance with the succeeding Section (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Section 411 (a)(3)(B) or 411(a)(3)(D) of the Code.

   12.3 MINIMUM CONTRIBUTION REQUIREMENT. Except as hereinafter provided, for each Plan Year in which the Plan is Top Heavy, the Employer shall contribute, on behalf of each Participant who is a Non-Key Employee, an amount, which when added to the forfeitures allocated to such Participant's Account shall be equal to the lesser of 3% of such Participant's Compensation or, if the Employer does not maintain a defined benefit plan which designates this Plan to satisfy
Section 401 of the Code, the percentage of such Participant's Compensation which is equal to the largest percentage determined by dividing the Employer's Contribution and forfeitures allocated to the Account of each Key Employee by the first Two Hundred Thousand Dollars ($200,000.00) of such Key Employee's Compensation. For purposes of the preceding sentence, a Participant's Compensation shall mean the first

Two Hundred Thousand Dollars ($200,000,.00) (or such greater amount as may be prescribed by the Secretary pursuant to Section 401(a)(17) of the Code) of his or her Compensation as defined in Section 8.5(a).

   The minimum contribution shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of (i) the Participant's failure to complete 1,000 Hours of service (or any equivalent provided in the Plan), or (ii) the Participant's failure to make mandatory contributions to the Plan, or (iii) compensation less than a stated amount. The provisions of this Section shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year. Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum Top Heavy contribution requirement.

   The provisions of this Section shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to Top Heavy plans will be met in the other plan or plans. In addition, for each Plan Year commencing before January 1, 1992, in which the paired plans are Top Heavy, the Employer shall provide a minimum contribution as prescribed in this Section for each Non-Key Employee who is entitled to a minimum contribution under both paired defined contribution #001 and #002, or #003 and #004.

   If the Employer maintains a Top Heavy Qualified defined benefit pension plan in addition to this Plan, Non-Key Employees covered under both the defined benefit pension plan and this Plan shall receive a Top Heavy minimum benefit exclusively under the defined benefit plan. If the Plan is included in a Required Aggregation Group or a Permissive Aggregation Group which includes a qualified defined benefit plan and the Top Heavy Ratio does not exceed 90%, in computing the denominators of the defined benefit and defined contribution fractions for purposes of applying the limitation on Annual Additions set forth in ARTICLE 8 a factor of 1.0 shall be used in lieu of 1.25 unless each Non-Key Employee who is entitled to a Top Heavy minimum contribution or benefit receives an increased minimum contribution or benefit. The increased contribution or benefit shall be (i) in the case of a Non-Key Employee entitled to an additional minimum benefit under a defined benefit plan, the lesser of three percent (3%) per year of service with the Employer or thirty percent (30%), and (ii) in the case of a Non-Key Employee who is entitled to a minimum contribution under this Plan, four percent (4%) of Compensation.

   12.4 MODIFIED LIMITATION ON ALLOCATIONS. The combined defined contribution and defined benefit plan limitation set forth in the Article which prescribes the limitation on Annual Additions shall be applied by substituting 1.0 for 1.25 wherever 1.25 appears in said limitation for each Plan Year in which the Plan is included in a

Required Aggregation Group or a Permissive Aggregation Group which includes a qualified defined benefit plan and the Top Heavy Ratio exceeds ninety percent (90%).

   12.5 PRESENT VALUE FACTORS. For purposes of determining the Top Heavy Ratio, the present value of accrued benefits under all defined benefit plans included in a Required Aggregation Group or a Permissive Aggregation Group shall be based on the factors elected by the Employer in Section 23(b) of the Adoption Agreement.

                                   ARTICLE 13

                               PLAN ADMINISTRATION

   13.1 APPOINTMENT OF PLAN ADMINISTRATOR. The Employer shall appoint a person or a committee of not more than three (3) individuals who shall have authority to control and manage the administration of the Plan. If more than one (1) individual is so appointed, the committee so formed shall be known as the Administrative Committee. Any Administrative Committee shall act by a majority of its members and such action may be taken either by a vote at a meeting or in writing without a meeting. If an Administrative Committee is appointed, all references in the Plan to the Plan Administrator shall be deemed to refer to the Administrative Committee.

   13.2 RESIGNATION AND REMOVAL. The Plan Administrator, or any member of the Administrative Committee, may resign at any time by delivering to the Employer a written notice of resignation, to take effect on the date specified therein. The Plan Administrator or any member of the Administrative Committee shall serve at the pleasure of the Employer and may be removed by delivery of written notice of removal, to take effect on the date specified therein. The Employer, upon receipt of a written notice of resignation or delivery of a written notice of removal of the Plan Administrator or any member of the Administrative Committee, shall appoint a successor. In the event the Employer fails to appoint a Plan Administrator or a successor, the Employer shall serve as the Plan Administrator until a Plan Administrator or a successor has been appointed. In the event the Employer fails to appoint a successor to serve as a member of the Administrative Committee, the remaining members of the Administrative Committee shall constitute the Administrative Committee, provided if there is only one (1) remaining member, such individual shall serve as the Plan Administrator.

   13.3 POWERS AND DUTIES. The Plan Administrator shall be a Named Fiduciary for purposes of Section 402(a)(1) of ERISA with the following power and authority to control and manage the operation and administration of the Plan:

        (a) To determine all questions concerning the eligibility of Employees to participate in the Plan.

        (b) To determine the amount of benefits payable to any Participant or Beneficiary.

        (c) To authorize and direct the Trustee with respect to payment of benefits.

        (d) To furnish the Trustee with such information, statements and reports as will enable the Trustee to comply with the reporting and disclosure requirements under ERISA and the Code.

        (e) To interpret the provisions of the Plan and to make rules and regulations for the administration of the Plan.

        (f) To maintain all the necessary records for the administration of the Plan.

        (g) To employ or retain counsel, accountants, actuaries or such other consultants as may be required to assist in administering the Plan.

        (h) To act as agent for service of legal process.

        (i) To give written notice to all interested parties (as defined in the regulations prescribed under Section 7476(b)(1) of the Code), in the form and manner, and at such time as prescribed by such regulations, of an application for an advance determination with respect to the initial qualification of the Plan or to the effect of an amendment or termination of the Plan. The Plan Administrator shall have no power or authority over the investment of the assets of the Trust and nothing in this Section shall be construed as granting such power and authority.

   13.4 REPORTING AND DISCLOSURE. The Plan Administrator shall furnish to each Participant and to each Beneficiary who is receiving benefits under the Plan, and shall file with the Secretary of Labor and the Secretary of Treasury all reports, disclosures and notifications as are required under the Code and ERISA.

   13.5 UNIFORMITY OF RULES AND REGULATIONS. In the administration of the Plan and the interpretation and application of its provisions, the Plan Administrator shall exercise his or her powers and authority in a non-discriminatory manner, and shall apply uniform administrative rules and regulations in order to assure substantially the same treatment to Participants in similar circumstances.

   13.6 RELIANCE ON REPORTS. The Plan Administrator shall be entitled to rely upon all certificates and reports made by any counsel, accountant, actuary or other consultant employed or retained to assist in administering the Plan.

   13.7 MULTIPLE SIGNATURES. In the event the Employer appoints more than one
(1) individual to control and manage the administration of the Plan, a majority of the members of such Administrative Committee or any one (1) member authorized by such Administrative Committee shall have authority to execute all documents, reports or other memoranda necessary or appropriate to carry out the actions and decisions of the Administrative Committee. The Trustee or any other interested party may rely upon any document, report or other memorandum so executed as evidence of the Administrative Committee action or decision indicated thereby.

                                   ARTICLE 14

                                CLAIMS PROCEDURE

   14.1 FILING A CLAIM FOR BENEFITS. A Plan Participant or other person entitled to benefits under the Plan may make a claim for Plan benefits by filing a written request with the Plan Administrator.

   14.2 DENIAL OF CLAIM. If a claim is wholly or partially denied, the Plan Administrator shall furnish the claimant with written notice setting forth in a manner calculated to be understood by the claimant:

        (a) the specific reason or reasons for the denial;

        (b) specific reference to pertinent Plan provisions on which the denial is based;

        (c) a description of any additional material or information necessary for the claimant to perfect his or her claim and an explanation why such material or information is necessary; and

         (d) appropriate information as to the steps to be taken if the claimant wishes to submit his or her claim for review.

Such notice shall be furnished to the claimant within ninety (90) days after receipt of his or her claim, unless special circumstances require an extension of time for processing his or her claim. If an extension of time for processing is required, the Plan Administrator shall, prior to the termination of the initial ninety (90) day period, furnish the claimant with written notice indicating the special circumstances requiring an extension and the date by which the Plan Administrator expects to render his or her decision. In no event shall an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period.

   14.3 APPEAL OF DENIED CLAIM. A claimant may request the Plan Administrator to review a denied claim. Such request shall be in writing and must be delivered to the Plan Administrator within sixty (60) days after receipt by the claimant of written notice of the denial of his or her claim. A claimant or his or her duly authorized representative may:

        (a) review pertinent documents, and

        (b) submit issues and comments in writing.

   14.4 DECISION ON APPEAL. The Plan Administrator shall notify the claimant of his or her decision on review not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of a request for review. If an extension of time for review is required because of special circumstances, written notice of the extension must be furnished to the claimant prior to the commencement of the extension. The Plan Administrator's decision on review shall be in writing and shall include specific reasons for the decision, as well as specific references to the pertinent Plan provisions on which the decision is based.


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

                                   ARTICLE 15

                                     TRUSTEE

   15.1 APPOINTMENT. The Employer shall appoint one (1) or more individuals, a bank or a trust company to serve as Trustee. If more than one (1) individual is appointed to serve as Trustee, all references in the Plan to the Trustee shall be deemed to refer to the Trustees.

   15.2 DUTIES. The Trustee shall be responsible for the administration of Plan investments. The Trustee's duties shall include:

        (a) Receiving contributions,

        (b) Investing Plan assets in accordance with the terms of the Plan,

        (c) Making distributions in accordance with the instructions of the Plan Administrator, and

        (d) Maintaining financial records regarding administration of Plan investments.

   15.3 INVESTMENT FUNDS. If the Employer has provided for separate Investment Funds under Section 17 of the Adoption Agreement, this Section shall apply.

        (a) The Trustee shall establish one (1) or more Investment Funds as the Employer has directed in Section 17 of the Adoption Agreement. The Employer shall direct that each Investment Fund shall be invested:

            1. at the discretion of the Trustee in accordance with such investment guidelines and objectives as may be established by the Employer;

            2. at the discretion of a duly appointed Investment Manager in accordance with such investment guidelines and objectives as may be established by the Employer; or

            3. in such investments as the Employer may specify for such Investment Fund.

   The Employer may from time to time change its direction with respect to any Investment Fund and may, at any time, eliminate any Investment Fund. Whenever an Investment Fund is eliminated, the Trustee shall promptly liquidate the assets of such Investment Fund and reinvest the proceeds thereof in accordance with the direction of the Employer.

   The Trustee shall transfer to each Investment Fund such portion of the assets of the Trust as the Plan Administrator may from time to time direct in accordance with the terms of the Plan. All interest, dividends and other income received with respect to, and any proceeds realized from the sale or other disposition of, assets held in any Investment Fund shall be credited to and reinvested in such Investment Fund, and all expenses properly attributable to any Investment Fund shall be paid therefrom unless paid by the Employer.

        (b) INVESTMENT OF CONTRIBUTIONS. Each Participant may direct, in adherence with Section 17 of the Adoption Agreement, that contributions made on his or her behalf shall be invested in any one or more of the Investment Funds.

   A Participant's investment direction, if received by the Plan Administrator prior to the date he or she commences participation, shall be effective as of said date. If a Participant does not make an investment direction or an investment direction is not received by the Plan Administrator before he or she commences participation, the contributions on behalf of such Participant shall be invested in the Fixed Income Fund.

   A Participant may elect, in accordance with Section 17 of the Adoption Agreement, to have future contributions on his or her behalf invested in the Investment Funds in proportions other than those previously elected. An election modifying a previous investment direction shall be made on such form and in such manner as shall be prescribed by the Plan Administrator and must be received by the Plan Administrator at least fifteen (15) days before the date it is to become effective and if not so made and received, shall be void.

        (c) REINVESTMENT OF CONTRIBUTIONS. A Participant may elect, in accordance with Section 17 of the Adoption Agreement, to reinvest the balance of his or her account (to the extent initially subject to participant investment direction) in any one or more of the Investment Funds. An election to reinvest an account shall be made in such percentage (or multiple thereof) as specified in Section 17 of the Adoption Agreement and shall be made on such form and in such manner as shall be prescribed by the Plan Administrator. An election to reinvest must be received by the Plan Administrator at least fifteen (15) days before the date it is to become effective and if not made and received in accordance with this Section, shall be void.

   15.4 INVESTMENTS. If the Adoption Agreement does not provide for separate Investment Funds, this Section shall apply. Subject to the provisions of Section 17 of the Adoption Agreement, the Trustee shall invest and reinvest the Trust Fund, without distinction between principal and income, in any property, stocks, bonds or other securities, including common trust funds, mutual funds, notes, mortgages, savings accounts, certificates of deposit, repurchase agreements, cash management accounts, contracts issued by life insurance companies or any property real or personal within the United States, as the Trustee may deem advisable subject to the provisions of Sections 404 and 406 of ERISA. The Trustee may hold in cash such portion of the Trust Fund as shall be reasonable under the circumstances, pending investment or payment of expenses or distribution of benefits. The Trustee may commingle the assets of the Trust with the assets of trusts of other qualified plans, allotting to each separate trust an undivided interest in the commingled assets that shall always be equal to that trust's proportionate contribution (as adjusted from time to time as a result of accumulations of income, distributions and additions) to the commingled assets.

   15.5 CUSTODIAN. The Employer may from time to time appoint one (1) or more banks, insurance companies, third party plan administrators or brokers to serve as custodian of all or any portion of the Trust Fund.

   15.6 INVESTMENT MANAGER. The Employer may from time to time appoint one (1) or more Investment Managers to direct the investment and reinvestment of the Trust Fund. Such appointment shall be in writing and shall be effective upon receipt by the Trustee of the Investment Manager's written acceptance and acknowledgment that he or she is a fiduciary with respect to the Plan and Trust. The Employer may revoke the appointment of any Investment Manager by furnishing such Investment Manager and the Trustee with written notice setting forth the effective date of such revocation.

   The Trustee shall comply with the directions of an Investment Manager regarding the investment or reinvestment of the Trust Fund or such portion thereof as shall be under management by the Investment Manager. Once an Investment Manager has assumed direction of all or a portion of the Trust Fund, the Trustee shall be under no duty to review any investment to be acquired, held or disposed of pursuant to such directions, nor to make any recommendations with regard to the acquisition, disposition or continued retention of any assets under management by the Investment Manager. Until such time as the Trustee is notified, in writing by the Employer that the Trustee shall again assume exclusive authority and discretion with regard to the portion of the Trust Fund previously under management by the Investment Manager, the Trustee shall not have any responsibility for investments which are managed by an Investment Manager and shall not be liable for making or retaining any investments or for any failure to invest in the absence of direction by an Investment Manager.

   15.7 INVESTMENTS DIRECTED BY PARTICIPANTS. If the Employer elects under
Section 17 of the Adoption Agreement to permit Participants to direct the investment of their Accounts, each Participant shall have the right to direct the Trustee with respect to the investment of his or her Account. Investment directions shall not be effective unless made in such manner as may be prescribed by the Trustee. A Participant who directs the investment of his or her Account shall not by reason thereof be deemed a fiduciary with respect to the Plan and the Trustee, Plan Administrator and other fiduciaries shall not be liable for any losses resulting from the purchase, sale or retention of any assets which are purchased, sold or retained at the direction of a Participant. Once a Participant assumes direction of the investment of his or her Account, the Trustee shall not thereafter be responsible for the investment of his or her Account until the Participant notifies the Trustee in writing that the Trustee is to assume investment responsibility for his Account. Income, expenses, gains and losses, realized and unrealized, attributable to a Participant's investment direction shall not be considered in adjusting the Accounts of other Participants, but shall be credited to such Participant's Account. A Participant may not cause his or her Account to acquire collectibles (as defined in Section 408(m) of the Code). For purposes of this Section, the term Participant shall be deemed to include a former Participant who is receiving benefits from the Plan.

   15.8 TRUSTEE POWERS. In addition to and not in limitation of such powers as the Trustee has by law or under any other provisions of the Plan, the Trustee shall have the following powers subject to the provisions of Sections 15.5 and 15.6:

        (a) to sell, convey, transfer, exchange, partition, grant options with respect to, lease, mortgage, pledge any assets of the Trust Fund, for such consideration and upon such terms and conditions as the Trustee shall determine;

        (b) to vote, in person or by proxy, any corporate stock or other assets having voting rights; to exercise any conversion privilege, subscription right or any other right or option given to the Trustee as the owner of any asset of the Trust Fund;

        (c) to consent to, take any action in connection with, and receive and retain any securities resulting from any reorganization, consolidation, or merger affecting any assets of the Trust Fund;

        (d) to cause title to the assets of the Trust Fund to be registered in the name of the Trustee, or the name of any nominee or to retain such assets unregistered or in form permitting transferability by delivery, provided the records of the Trustee shall at all times indicate that all such assets are part of the Trust Fund;

        (e) to borrow such sum or sums as the Trustee may consider necessary or desirable to administer the Trust, provided the Trustee shall not borrow from any person, corporation, partnership or other entity described as a "party interest" as defined in Section 3(14) of ERISA;

        (f) to employ such agents and counsel as may be reasonably necessary in collecting, managing, administering, investing, and distributing the assets of the Trust Fund;

        (g) to compromise, adjust and settle any and all claims against or in favor of the Trustee or the Trust;

        (h) to make, execute, acknowledge and deliver any and all documents that may be necessary or appropriate to carry out the powers herein granted;

        (i) to exercise any of the powers and rights of an individual owner with respect to any assets of the Trust Fund.

   15.9 COMPENSATION AND EXPENSES OF TRUSTEE. The Trustee shall be entitled to reasonable compensation for services rendered and to reimbursement of expenses properly and actually incurred in the performance of the duties hereunder, provided that any individual who serves as Trustee and who already receives pay from the Employer shall not be compensated for services as Trustee, but shall be entitled only to reimbursement of expenses properly and actually incurred and not otherwise reimbursed.

   15.10 MERGER OR CONSOLIDATION OF TRUSTEE. If a bank or trust company that serves as Trustee is merged or consolidated with another bank or trust company, the surviving bank or trust company shall serve as Trustee.


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

   15.11 RESIGNATION OR REMOVAL OF THE TRUSTEE. The Trustee may resign at any time by delivering a written notice of resignation to the Employer. A resignation shall take effect on the later of (i) the date specified in the notice, or (ii) sixty (60) days after receipt of the notice by the Employer, unless such notice shall be waived by the Employer. If more than one (1) individual is serving as Trustee and one (1) of the individuals resigns, the Employer shall either appoint another individual to serve as a Co-Trustee or elect to have the remaining individual or individuals serve as Trustee without the appointment of a successor. If (1) one individual, a bank or a trust company serves as Trustee and gives notice of resignation, the Employer shall appoint a successor Trustee. An appointment shall be made by a written instrument in which the successor Trustee shall acknowledge acceptance of the appointment. In addition, the Adoption Agreement shall be modified to reflect the change in Trustee. The Trustee may at any time be removed by the Employer. Removal of the Trustee shall be made by delivering a written notice of removal to the Trustee being removed. The removal of the Trustee shall take effect on the date set forth in the notice. In the event of such removal, the Employer shall appoint a successor Trustee in the same manner as if the Trustee had resigned.

   In the case of the resignation or removal of the Trustee, the resigning or removed Trustee shall transfer all right, title and interest in the assets of the Trust Fund to the successor Trustee, provided that the Trustee may reserve such portion of the Trust Fund as the Trustee may reasonably deem advisable to provide for payment of all proper charges against the Trust Fund and any balance of such reserve remaining after payment of such charges shall promptly be paid over to the successor Trustee. Any successor Trustee shall have the same powers and duties hereunder as those conferred upon the initial Trustee.

   15.12 MULTIPLE SIGNATURES. In the event the Employer appoints more than one Trustee, a majority of the Trustees or any one (1) or more Trustees authorized by the Trustees shall have authority to execute all instruments and documents necessary or appropriate to carry out the actions and decisions of the Trustees and to carry out the investment directions of Participants, if Participants are permitted to direct the investment of their Accounts.

   15.13 FISCAL YEAR OF TRUST. The Fiscal Year of the Trust shall coincide with the Plan Year.

                                   ARTICLE 16

                             LIFE INSURANCE POLICIES

   16.1 OPTIONAL PURCHASE OF LIFE INSURANCE. If the Employer has elected under
Section 24 of the Adoption Agreement to permit the purchase of life insurance, a Participant may elect that in lieu of the entire Employer Contribution allocated to his or her Account being credited to such Account, a portion of such contribution shall be applied to the purchase of a life insurance policy or policies (Policy" or "Policies") on his or her life, provided that all policies shall be issued so as to permit a common billing date as determined by the Plan Administrator. The election hereunder may be made by giving the Plan Administrator written notice indicating the portion of Employer Contributions allocated to his or her Account to be applied to the purchase of a Policy or Policies on his or her life and the identity of the legal reserve life insurance company or companies authorized to issue such Policy or Policies in the State of Maine from which the Policy or Policies are to be purchased. A Participant may withdraw a prior election by giving the Plan Administrator written notice to that effect, and any Employer Contributions thereafter allocated to his or her Account which would otherwise be used to pay the premium for said Policy or Policies shall thereafter be credited to his or her Account.

   16.2 PREMIUMS ON POLICIES. The Premiums on all policies on the life of a Participant shall be paid from the Employer Contribution allocated to such Participant's Account for the Plan Year to the extent thereof and as permitted under Section 16.3.

   16.3 LIMITATION ON PREMIUMS. The aggregate premiums paid on all Policies on the life of a Participant shall not exceed the following limitations:

        (a) Ordinary Life Policies. If ordinary life contracts are purchased, less than 50% of the aggregate Employer contributions allocated to a Participant's Account may be used to pay premiums attributable to said policies. For purposes of this Section, ordinary life policies are policies with both nondecreasing death benefits and nonincreasing premiums.

        (b) Term and Universal Life Policies. No more than 25% of the aggregate Employer contributions allocated to any Participant's Account may be used to pay premiums attributable to term life policies and other life policies that are not ordinary life policies.

        (c) Combination of Policies. The sum of 50% of the ordinary life insurance premiums and all other life insurance premiums shall not exceed 25% of the aggregate Employer contributions allocated to any Participant.

   If the total premiums payable in any Plan Year exceed the aforesaid limitation, then the Trustee shall to the extent of such excess reduce the Participant's life insurance coverage by converting the Policy or Policies on the Participant's life to a paid-up Policy or Policies, exercising any other options available under such Policy or Policies, or surrendering such Policy or Policies.

   16.4 DIVIDENDS AND OTHER CREDITS. Dividends and credits earned on life insurance policies shall be allocated to the Participant's Account derived from Employer contributions for whose benefit the policies are held.

   16.5 RIGHTS UNDER POLICIES. The Trustee shall apply for and will be the owner of any insurance contract purchased under the terms of this

Plan. The insurance contract(s) must provide that the proceeds will be payable to the Trustee, however, the Trustee shall be required to pay over all proceeds of the contracts(s) to the Participant's Beneficiary in accordance with the distribution provisions of the Plan. A Participant's spouse will be the Beneficiary of the proceeds in all circumstances unless the Participant's spouse has consented to another Beneficiary in accordance with Section 10.3. Under no circumstances shall the Trust retain any part of the proceeds.

   16.6 DISTRIBUTION. Subject to the provisions of ARTICLE 11, the life insurance policies on a Participant's life shall be converted to cash or an annuity or distributed to the Participant when distribution of the Participant's Account commences.

   16.7 CONFLICTING PROVISIONS. In the event of any conflict between any provisions of the Plan and the terms of any Policy issued hereunder, the provisions of the Plan shall control.

                                   ARTICLE 17

                            AMENDMENT AND TERMINATION

   17.1 AMENDMENT BY EMPLOYER. The Employer may (a) change the choice of options in the Adoption Agreement, (b) add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or Section 416 of the Code because of the required aggregation of multiple plans, and (c) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Section 412(d) of the Code, will no longer participate in this regional prototype plan and will be considered to have an individually designed plan.

       (a) If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top heavy vesting schedule, each Participant with at least three (3) Years of Vesting Service may elect, within a reasonable period after the adoption or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Vesting Service" for three (3) Years of Vesting Service where such language appears.

           The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

              1. 60 days after the amendment is adopted;
              2. 60 days after the amendment becomes effective; or

              3. 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

       (b) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this subsection, a Plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer derived accrued benefit will not be less than the percentage computed under the Plan without regard to such amendment.

   17.2 AMENDMENT BY SPONSOR. The Employer hereby irrevocably delegates to the sponsor the right to amend the Plan to incorporate changes in the Code, applicable regulations and revenue rulings and other guidelines published by the Internal Revenue Service. By adopting the Plan, the Employer shall be deemed to have consented to any amendments adopted by the sponsor.

   17.3 TERMINATION. The Employer may terminate the Plan at any time by giving written notice to the Trustee. In addition, the Plan shall terminate on the earliest of the following dates:

       (a) The date the Employer is judicially declared bankrupt;

       (b) The date the Employer permanently discontinues making contributions to the Plan, if the Plan is a profit sharing plan. The discontinuance shall be effective on the last day of the taxable year of the Employer following the last taxable year for which the Employer made a substantial contribution. If the Plan is maintained by more than one Employer, the discontinuance shall be effective on the last day of the Plan Year following the Plan Year within which any Employer made a substantial contribution;

       (c) The date the Employer sells substantially all the assets used in the operation of the Employer's business with respect to which the Plan is established and the acquirer does not assume the assets and liabilities and continue the Plan; or

       (d) The date the Employer is merged or consolidated with another corporation or trade or business and the Employer is not the surviving corporation and the surviving organization does not assume the needs and liabilities of the Plan.

   If the Plan is partially or completely terminated, each affected Participant shall have a fully vested and nonforfeitable interest in his or her Account. Upon partial or complete termination of the Plan, the Trustees, as directed by the Employer, shall distribute the Accounts to the Participants in lump sum payments or retain the Accounts for distribution to the Participants in accordance with the Article governing the timing and method of distributions.

   17.4 NOTICE OF AMENDMENT OR TERMINATION. In the case of an application for an advance determination as to whether a Plan amendment or termination affects the continuing qualification of the Plan, the Plan Administrator shall furnish each interested party (as defined by the regulations prescribed under Section 7476(b)(1) of the Code) with written notice, in the form and manner, and at such time as prescribed by such regulations, of the adoption of any amendment or Plan termination.

   17.5 LOSS OF QUALIFIED STATUS. If the Employer fails to attain or retain qualification, the Employer may no longer participate in this prototype plan and the Employer's plan will thereafter be considered an individually designed plan.

                                   ARTICLE 18

                           NONALIENABILITY OF BENEFITS
                       QUALIFIED DOMESTIC RELATIONS ORDER

   18.1 NONALIENABILITY OF BENEFITS. No benefit or interest available under the Plan shall be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

   18.2 NOTICE. Upon the receipt of any domestic relations order by the Plan, the Plan Administrator shall promptly notify, in writing, the Participant and any alternate payee named in the domestic relations order (at the address included in the domestic relations order) of the receipt of such order and the Plan's procedures for determining the qualified status of such domestic relations order.

   18.3 REPRESENTATIVE. Any alternate payee named in a domestic relations order received by the Plan shall have the right to designate, by notice in writing to the Plan Administrator, a representative for the receipt of copies of notices that are sent to the alternate payee with respect to such domestic relations order.

   18.4 SEPARATE ACCOUNT PENDING DETERMINATION. During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined (by the Plan Administrator, by a court of competent jurisdiction, or otherwise), the Plan Administrator shall separately account for the amounts ("segregated amounts") which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If within the eighteen (18) month period beginning with the date on which the first payment would be required to be made under the domestic relations order, the order (or any modification thereof) is determined to be a qualified domestic relations order, the Plan Administrator shall pay the segregated amount, plus interest thereon, to the person or persons entitled thereto. If within said period it is determined that the domestic relations order is not a qualified domestic relations order, or the issue as to whether the order is a qualified domestic relations order is not resolved, then the Plan Administrator shall pay the segregated amount, including interest thereon, to the person or persons who would have been entitled to such amount if there had been no order. Any determination that the order is a qualified domestic relations order after said period shall be applied prospectively.

   18.5 DETERMINATION BY PLAN ADMINISTRATOR.

       (a) Within ninety (90) days after receipt of a domestic relations order, the Plan Administrator shall determine whether such order is a qualified domestic relations order and shall notify, in writing, the Participant and each alternate payee named in such order of such determination.

       (b) If the Plan Administrator shall determine that the domestic relations order is a qualified domestic relations order, the Plan Administrator shall direct the Trustees to make distribution to each alternate payee in accordance with said order.

       (c) If the Plan Administrator shall determine that the domestic relations order is not a qualified domestic relations order, the notice required by this Section shall include a statement of the specific reason or reasons for the determination.

   18.6 DISTRIBUTION PRIOR TO EARLIEST RETIREMENT AGE. An alternate payee may receive distribution of the benefits payable to him or her under a qualified domestic relations order prior to the Participant's Earliest Retirement Age if:

       (a) the qualified domestic relations order provides for such earlier distribution, and

       (b) the alternate payee consents to such distribution at such time and in such manner as may be required by the Plan Administrator.

   18.7 DEFINITIONS. As used in this Article, the following terms shall have the meanings hereinafter set forth:

       (a) "Alternate Payee" shall mean any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to a Participant.

       (b) "Domestic Relations Order" shall mean any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant, and is made pursuant to a State domestic relations law (including a community property law).

       (c) "Earliest Retirement Age" shall mean the earlier of (i) the earliest date benefits are payable under the Plan to the Participant, or (ii) the later of the date the Participant attains age 50, or the date on which the Participant could obtain a distribution from the Plan if the Participant separated from service.

       (d) "Qualified Domestic Relations Order" means a domestic relations order that recognizes an alternate payee's right to, or assigns to an alternate payee the right to receive all or a portion of a Participant's benefit under the Plan and meets the requirements of Section 414(p)(2) of the Code.


                                   ARTICLE 19

                                  MISCELLANEOUS

   19.1 ADOPTION BY AFFILIATES. If the Principal Employer is a member of a group which constitutes a controlled or affiliated service group or a group of businesses under common control (within the meaning of Sections 414(b), 414(c) pr 414(m) of the Code), the Plan may be adopted by any one (1) or more of the other members of such group. The following provisions shall apply if the Plan has been adopted by an Affiliate.

       (a) If the Plan is a profit sharing plan, the amount of Employer Contributions shall be determined at the sole discretion of the Principal Employer. Each Affiliate authorizes the Principal Employer to determine the amount to be contributed each year and agrees to contribute the amount determined by the Principal Employer within the time permitted under the terms of the Plan, provided each Affiliate shall be required to contribute the same percentage of aggregate Compensation paid by it to Participants in its employ.

       (b) An Employee shall be considered to have retired or terminated his or her employment with the Employer only if he or she ceases to be employed by the Principal Employer or an Affiliate and is no longer employed by the Principal Employer or any Affiliate.

   19.2 MERGER OR CONSOLIDATION OF PLAN. In case of any merger or consolidation of the Plan with, or transfer of assets and liabilities of the Plan to, any other plan, provision must be made so that each Participant would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

   19.3 FIDUCIARY DUTIES. The Plan Administrator and the Trustee shall discharge their respective duties under the Plan solely in the interest of the Participants and their Beneficiaries and:

       (a) for the exclusive purpose of (i) providing benefits to Participants and their Beneficiaries, and (ii) defraying reasonable expenses of administering the Plan;

       (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

       (c) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

   19.4 PROHIBITED TRANSACTIONS. No fiduciary or any Participant who is permitted to direct the investment of his or her Account shall engage in a transaction which such person knows or should know is prohibited by Section 406 or 407(a) of ERISA or be Section 4975 of the Code, unless an appropriate exemption or exemptions have been granted by the Department of Labor under
Section 408 of ERISA and the Department of the Treasury under Section 49722(c)(2) of the Code.

   19.5 EXCLUSIVE BENEFIT. Except as otherwise provided, in no event shall any part of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of the Employees and their Beneficiaries.

   19.6 PREDECESSOR EMPLOYER PLAN. In the event the Employer maintains a plan of a predecessor Employer, service for such predecessor Employer shall be treated as service for the Employer.

   19.7 EMPLOYMENT. Participation in the Plan shall not give any Participant the right to be retained in the employ of the Employer or any other right not specified herein.

   19.8 GENDER. When necessary to the meaning hereof, and except when otherwise indicated by the context, either the masculine or the neuter pronoun shall be deemed to include the masculine, the feminine and the neuter.

   19.9 GOVERNING LAW. This Plan shall be governed and construed by the laws of the United States of America. To the extent that the laws of the United States of America shall not be held to have preempted local law, the Plan shall be administered under the laws of the State of Maine.

   19.10 ARTICLE AND SECTION HEADINGS AND TABLE OF CONTENTS. The Article and Section headings and Table of Contents are inserted for convenience of reference and shall not be considered in the construction of the Plan.

                         DOWNEAST PENSION SERVICES, INC.

                                  AMENDMENT #1
                                       TO
                  REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN
                             BASIC PLAN DOCUMENT #01

         Downeast Pension Services, Inc. hereby amends its Regional Prototype Defined Contribution Plan Basic Plan Document #01 in the following respects as permitted by Rev. Proc. 94-13.

         1. Section 1.11 is hereby amended by adding the following three (3) paragraphs:

               "In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000.00, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)17(b) of the Internal Revenue Code. The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.00."

                              AMENDMENT NUMBER ONE
               TO THE MERRILL MERCHANTS 401(K) PROFIT SHARING PLAN

         The Merrill Merchants 401(k) Profit Sharing Plan, the terms of which are set forth under the Prototype Defined Contribution Plan Basic Document #01 sponsored by DOWNEAST PENSION SERVICES, INC., together with the Nonstandardized Adoption Agreement #003 executed by Merrill Merchants Bank (the "Company") as of April 17, 1997, is hereby amended as follows, effective as of January 1, 2000, except where otherwise provided:

                                  FIRST CHANGE

         Paragraph 1(a)(2) of the Nonstandardized Adoption Agreement, which lists any "Affiliate" participating in the Plan, shall be amended, effective as of January 1, 1999, to read as follows:

         "[X]     (2)      Affiliate:       Maine Acceptance Corp.
                                     -----------------------------
                           EIN:             01-0522714
                           Type of Entity:  Corporation
                                          -------------
                           Address:         201 MAIN STREET
                                   ------------------------
                                            Bangor, Maine  04401
         -------------------------------------------------------


                                  SECOND CHANGE

         Paragraph 17(d) of the Nonstandardized Adoption Agreement shall be amended to read as follows:

         "[X] (d) The Plan shall include the following separate Investment Funds with respect to the investment of each Participant's Employer's Contributions Account, Deductible Voluntary Contributions Account, Nondeductible Voluntary Contributions Account, Rollover Account and Transfer Account:
               [X] AS OFFERED BY TRUSTEES, WHICH IN ACCORDANCE WITH INVESTMENT RULES ESTABLISHED BY THE PLAN ADMINISTRATOR FROM TIME TO TIME, SHALL INCLUDE AN EMPLOYER STOCK FUND, CONSISTING PRIMARILY OF SHARES OF COMMON STOCK OF MERRILL MERCHANTS BANCSHARES, INC., ("SHARES"), THE PURPOSE OF WHICH IS TO FACILITATE THE INVESTMENT OF A PORTION OF THE PLAN'S ASSETS IN "QUALIFYING EMPLOYER SECURITIES" WITHIN THE MEANING OF
                    SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED("ERISA"). THE PORTION OF ANY DISTRIBUTION THAT IS ATTRIBUTABLE TO THE INTEREST OF A PARTICIPANT IN THE EMPLOYER STOCK FUND SHALL, IF THE PARTICIPANT SO REQUESTS, BE PAID WHOLLY OR PARTIALLY IN SHARES. NOTWITHSTANDING ANY PROVISION OF THE PLAN TO THE CONTRARY, FOR PLAN YEARS BEGINNING ON AND AFTER JANUARY 1, 1999, THE EMPLOYER IN ITS DISCRETION MAY MAKE EMPLOYER CONTRIBUTIONS IN THE FORM OF SHARES WHICH SHALL BE INVESTED IN THE EMPLOYER STOCK FUND UNTIL OTHERWISE DIRECTED BY PARTICIPANTS ON FORMS PRESCRIBED BY THE PLAN ADMINISTRATOR.

               [   ]___
               [   ]___

               [   ]___
                          (i) Participants may make investment directions with respect to future Employer Contributions:
                                   [ ]   monthly;
                                   [X]   quarterly;
                                   [ ]   semiannually; or
                                   [ ]   annually.

                          Investment directions and changes to investment directions shall provide that the percentage of contributions to be invested in any Investment Fund must be 5% or a multiple thereof.
                          (ii) Participants may redirect the investment of their Employer's Contributions Account, Deductible Voluntary Contributions Account, Rollover Accounts and Transfer Accounts (to the extent that the Participant could direct investment of contributions allocated thereto initially):

                                   [ ]   monthly;
                                   [X]   quarterly;
                                   [ ]   semiannually; or
                                   [ ]   annually.

                          Investment directions and changes to investment directions shall provide that the percentage of contributions or assets to be transferred from one Investment Fund to another must be 5% or a multiple thereof."

                             THIRD AND FINAL CHANGE

         Paragraph 40(a) of the Nonstandardized Adoption Agreement shall be amended to read as follows:

         "[X]  (a)  The Plan shall include the following separate investment
                    Funds with respect to the investment of Elective Deferrals, Matching Contributions, Qualified Non-elective Contributions and Qualified Matching Contributions:

               [X] AS OFFERED BY TRUSTEES, WHICH IN ACCORDANCE WITH INVESTMENT RULES ESTABLISHED BY THE PLAN ADMINISTRATOR FROM TIME TO TIME, SHALL INCLUDE AN EMPLOYER STOCK FUND, CONSISTING PRIMARILY OF SHARES OF COMMON STOCK OF MERRILL MERCHANTS BANCSHARES, INC., ("SHARES"), THE PURPOSE OF WHICH IS TO FACILITATE THE INVESTMENT OF A PORTION OF THE PLAN'S ASSETS IN "QUALIFYING EMPLOYER SECURITIES" WITHIN THE MEANING OF
                    SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED("ERISA"). THE PORTION OF ANY DISTRIBUTION THAT IS ATTRIBUTABLE TO THE INTEREST OF A PARTICIPANT IN THE EMPLOYER STOCK FUND SHALL, IF THE PARTICIPANT SO REQUESTS, BE PAID WHOLLY OR PARTIALLY IN SHARES. FOR PLAN YEARS BEGINNING ON AND AFTER JANUARY 1, 1999, THE EMPLOYER IN ITS DISCRETION MAY MAKE MATCHING CONTRIBUTIONS,

                    QUALIFIED MATCHING CONTRIBUTIONS OR QUALIFIED NON-ELECTIVE CONTRIBUTIONS IN THE FORM OF SHARES WHICH SHALL BE INVESTED IN THE EMPLOYER STOCK FUND UNTIL OTHERWISE DIRECTED BY PARTICIPANTS ON FORMS PRESCRIBED BY THE PLAN ADMINISTRATOR.

               [   ]___
               [   ]___
               [   ]___
                       (i) Participants may make investment directions with respect to future Elective Deferrals, Matching Contributions, Qualified Non-elective Contributions and Qualified Matching Contributions:
                                [ ]   monthly;
                                [X]   quarterly;
                                [ ]   semiannually; or
                                [ ]   annually.

                       Investment directions and changes to investment directions shall provide that the percentage of contributions to be invested in any Investment Fund must be 5% or a multiple thereof.
                       (ii) Participants may redirect the investment of their Elective Contributions Accounts, Matching Contributions Accounts, Qualified Non-elective Contributions Accounts and Qualified Matching Contributions Accounts (to the extent that the Participant could direct investment of the contributions allocated thereto initially):
                                [ ]   monthly;
                                [X]   quarterly;
                                [ ]   semiannually; or
                                [ ]   annually.
                       Investment directions and changes to investment directions shall provide that the percentage of contributions or assets to be transferred from one Investment Fund to another must be 5% or a multiple thereof."